united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2633

Date of fiscal year end: 10/31

Date of reporting period: 10/31/18

Item 1. Reports to Stockholders.

navigator® FUNDS

Annual Report
October 31, 2018

Navigator Equity Hedged Fund

Share Class	Ticker	Cusip
A share	NAVAX	66537X803
I share	NAVIX	66537X878
C share	NAVCX	66537X886

Advised by: Clark Capital Management Group

Navigator Duration Neutral Bond Fund

Share Class	Ticker	Cusip
A share	NDNAX	66538B875
I share	NDNIX	66538B859
C share	NDNCX	66538B867

Advised by: Clark Capital Management Group

Navigator Sentry Managed Volatility Fund

Share Class	Ticker	Cusip
A share	NVXAX	66538B644
I share	NVXIX	66538B628
C share	NVXCX	66538B636

Advised by: Clark Capital Management Group

Navigator Tactical Fixed Income Fund

Share Class	Ticker	Cusip
A share	NTBAX	66538B594
I share	NTBIX	66538B578
C share	NTBCX	66538B586

Advised by: Clark Capital Management Group

1-877-766-2264 • www.navigatorfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Navigator Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

One Liberty Place | 53rd Floor | 1650 Market Street | Philadelphia, PA 19103 | 800.766.2264 | www.navigatorfund.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.navigatorfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Navigator® Equity Hedged Fund
K. Sean Clark, CFA®

October 31, 2018

For the fiscal period September 30, 2018 to October 31, 2018, the Navigator® Equity Hedged Fund (the “Fund”) Institutional Shares declined 7.56%, compared to a 7.34% loss in the MSCI World Index and a 3.95% loss for the HFRX Equity Hedged Index. It was a strong risk off period for the market as trade fears, higher interest rates, declining crude oil, and concerns over peak earnings growth roiled the global markets.

The Fund’s U.S. exposure, which had been a positive contributor to performance, became a detractor as the market experienced a sharp rotation from growth focused sectors and styles to defensive oriented investments. The Fund’s underweight exposure to international markets has been a net positive contributor, and we are beginning to see some stabilization in emerging market equities. Finally, the hedge allocation advanced 14.29%, as the markets sank.

Outlook

Our outlook has remained consistently favorable for the markets and economy based on solid economic fundamentals. Economic growth in the U.S. continues to surprise to the upside, the 10-year U.S. Treasury Note is trading above 3.0%, the unemployment rate sits at a 48-year low, and recent comments from Federal Reserve officials signaled more rate hikes are on the horizon. As a result, we believe the economy will continue on its growth trajectory through 2019, though volatility is likely to remain on the higher side given the late cycle economic expansion.

Disclosures

Clark Capital Management Group, Inc. (“Clark Capital”) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. Clark Capital is a closely held, mostly employee-owned C Corporation with all significant owners currently employed by the firm in key management capacities. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. The information provided in this report should not be considered a recommendation to purchase or sell any particular security, sector or industry. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. It should not be assumed that any of the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,634 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The HFRX Equity Hedge Index includes equity hedge strategies that maintain positions both long and short in primarily equity and equity derivative securities.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Clark Capital and Northern Lights Distributors LLC are not affiliated entities.

CCMG-1145

5419-NLD-12/20/2018

Navigator® Duration Neutral Bond Fund
Jonathan Fiebach

October 31, 2018

For the fiscal period September 30, 2018 to October 31, 2018, the Navigator® Duration Neutral Bond Fund (the “Fund”) Institutional Shares returned -0.49%, outperforming the Bloomberg Barclays U.S. Aggregate Index by 30 basis points. The Fund also outperformed the Bloomberg Barclays Municipal Bond Index by 13 basis points. As interest rates increased, the Fund profited from its hedges, which were able to offset some of the negative price movements of the benchmark indices. The negative total return for the period can be attributed to the velocity of the increase in interest rates, which occurred at a pace that was unexpected.

Outlook

Looking ahead, we continue to see many potential opportunities in the municipal market and will stay diligent to our goal of producing returns from investments that are hedged in an effort to manage risk against losses from interest rate movement. Our outlook remains positive, as we believe municipal bonds will continue to provide reliable income and expect the hedges to continue to offset interest rate exposure.

Disclosures

Clark Capital Management Group, Inc. (“Clark Capital”) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. Clark Capital is a closely held, mostly employee-owned C Corporation with all significant owners currently employed by the firm in key management capacities. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. The information provided in this report should not be considered a recommendation to purchase or sell any particular security, sector or industry. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. It should not be assumed that any of the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury inflation-protected securities are excluded, due to tax treatment issues. The index includes Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges.

The Bloomberg Barclays U.S. Municipal Index covers the USD-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Clark Capital and Northern Lights Distributors LLC are not affiliated entities.

CCMG-1146

5418-NLD-12/20/2018

Navigator® Sentry Managed Volatility Fund
K. Sean Clark, CFA®

October 31, 2018

For the fiscal period September 30, 2018 to October 31, 2018, the Navigator® Sentry Managed Volatility Fund (the “Fund”) Institutional Shares gained 14.29% as the markets experienced a strong risk-off period as trade fears, higher interest rates, declining crude oil, and concerns over peak earnings growth roiled the equity markets. The S&P 500 Inverse Daily Index gained 7.27% and the CBOE Volatility Index (VIX) surged 75.17%.

The Fund’s objective is to provide a hedge component to a more broadly diversified portfolio in order to protect against large market declines. The Fund is designed to provide negative correlation to the market and is intended to be only a small allocation to a multi-asset class allocation mix. The Fund maintains its strategy of always owning protection and using methods to short volatility to partially offset the cost of the hedge. The value of the Fund is realized when the markets come under selling pressure as we have just witnessed.

Outlook

Our outlook has remained consistently favorable for the markets and economy based on solid economic fundamentals. Economic growth in the U.S. continues to surprise to the upside, the 10-year U.S. Treasury Note is trading above 3.0%, the unemployment rate sits at a 48- year low, and recent comments from Federal Reserve officials signaled more rate hikes are on the horizon. As a result, we believe the economy will continue on its growth trajectory through 2019, though volatility is likely to remain on the higher side given the late cycle economic expansion.

Disclosures

Clark Capital Management Group, Inc. (“Clark Capital”) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. Clark Capital is a closely held, mostly employee-owned C Corporation with all significant owners currently employed by the firm in key management capacities. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. The information provided in this report should not be considered a recommendation to purchase or sell any particular security, sector or industry. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. It should not be assumed that any of the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

The S&P 500 Inverse Daily Index provides inverse (positive or negative) returns of the S&P 500® by taking a short position in the index. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges.

The CBOE Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices and which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk. The S&P 500 measures the performance of the 500 leading companies in leading industries of the U.S. economy, capturing 75% of U.S. equities.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Clark Capital and Northern Lights Distributors LLC are not affiliated entities.

CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

CCMG-1148

5420-NLD-12/20/2018

Navigator® Tactical Fixed Income Fund
K. Sean Clark, CFA®

October 31, 2018

The Navigator® Tactical Fixed Income Fund (the “Fund”) Institutional Shares remained fully invested in high yield for 32 consecutive months. For the fiscal period September 30, 2018 to October 31, 2018, the Fund lost 1.28% compared to a 1.60% loss for the Bloomberg Barclays U.S. High Yield Index and a 0.79% loss for the Bloomberg Barclays Aggregate Bond Index. Credit spreads have begun to widen out as risk assets suffered from rising interest rates, the ongoing trade dispute between the U.S. and China, and a steep decline in the price of crude oil.

Outlook

Our outlook has remained consistently favorable for the markets and economy based on solid economic fundamentals. Economic growth in the U.S. continues to surprise to the upside, the 10-year U.S. Treasury Note is trading above 3.0%, the unemployment rate sits at a 48-year low, and recent comments from Federal Reserve officials signaled more rate hikes are on the horizon. As a result, we believe the economy will continue on its growth trajectory through 2019, though volatility is likely to remain on the higher side given the late cycle economic expansion.

Disclosures

Clark Capital Management Group, Inc. (“Clark Capital”) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. Clark Capital is a closely held, mostly employee-owned C Corporation with all significant owners currently employed by the firm in key management capacities. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. The information provided in this report should not be considered a recommendation to purchase or sell any particular security, sector or industry. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. It should not be assumed that any of the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury inflation-protected securities are excluded, due to tax treatment issues. The index includes Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.

The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Clark Capital and Northern Lights Distributors LLC are not affiliated entities.

CCMG-1147

5417-NLD-12/20/2018

Navigator Equity Hedged Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended October 31, 2018 compared to its benchmarks:

Comparison of change in value of $25,000 Investment

		Annualized Three Year	Annualized Five Year	Annualized Since
	Year Ended 10/31/18	Return	Return	Inception*
Navigator Equity Hedged Fund:
Class A	(4.77)%	2.76%	1.70%	0.71%
Class A with load of 5.50%	(10.04)%	0.83%	0.57%	(0.01)%
Class C	(5.55)%	1.94%	0.91%	(0.05)%
Class I	(4.60)%	2.99%	1.93%	0.96%
MSCI World Index	1.16%	7.91%	6.81%	8.24%
HFRX Equity Hedge Index	(2.99)%	1.21%	1.19%	(0.12)%

*	Fund commenced operations on December 28, 2010.

The “MSCI World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 23 developed market country indices. Investors cannot invest directly in an index or benchmark.

The HFRX Equity Hedge Index is designed to be representative of equity hedge strategies which maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The referenced index is shown for general market comparisons and is not meant to represent the Fund. Investors cannot invest directly in an index or benchmark; unmanaged index returns do not reflect any fees, expenses or sales charges.

The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s January 29, 2018 prospectus, the total annual operating expenses before fee waivers are 1.89%, 2.64% and 1.64% for the Fund’s

Navigator Equity Hedged Fund
PORTFOLIO REVIEW (Unaudited) (Continued)

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses.

Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.50% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+ (Unaudited)
Exchange Traded Funds	75.9%	Collateral For Securities Loaned	16.3%
Large -Cap Funds	33.5%	Mutual Funds	5.4%
Sector Funds	33.0%	Asset Allocation	5.4%
Country Funds	9.4%	Short-Term Investments	2.4%
			100.0%

+	Based on Portfolio Market Value as of October 31, 2018. Please refer to the Fund’s Portfolio of Investments in the report for a detailed listing of the Fund’s holdings.

Navigator Duration Neutral Bond Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended October 31, 2018 compared to its benchmark:

Comparison of change in value of $25,000 Investment

		Annualized Three Year	Annualized Five Year	Annualized Since
	Year Ended 10/31/18	Return	Return	Inception*
Navigator Duration Neutral Bond Fund:
Class A	1.23%	1.90%	1.67%	1.77%
Class A with load of 3.75%	(2.55)%	0.63%	0.90%	1.01%
Class C	0.52%	1.10%	0.92%	1.04%
Class I	1.54%	2.12%	1.89%	1.99%
Bloomberg Barclays Municipal Bond Index	(0.51)%	1.90%	3.25%	3.40%

*	Fund commenced operations on September 23, 2013.

Bloomberg Barclays Municipal Bond Index: Includes most investment-grade tax-exempt bonds that are issued by state and local governments. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s January 29, 2018 prospectus, the total annual operating expenses before fee waivers are 1.60%, 2.35% and 1.35% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases . For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+ (Unaudited)

Municipal Bonds & Notes	79.2%
Closed-End Funds	10.3%
Options Purchased	0.0%
Short-Term Investments	10.5%
100.0%

+	Based on Portfolio Market Value as of October 31, 2018. Please refer to the Fund’s Portfolio of Investments in the report for a detailed listing of the Fund’s holdings.

Navigator Sentry Managed Volatility Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended October 31, 2018 compared to its benchmark:

Comparison of change in value of $25,000 Investment

	Year Ended	Annualized Three	Annualized
	10/31/18	Year Return	Since Inception*
Navigator Sentry Managed Volatility Fund:
Class A	(14.13)%	(34.33)%	(32.73)%
Class A with load of 3.75%	(17.28)%	(35.17)%	(33.28)%
Class C	(13.51)%	(34.10)%	(32.54)%
Class I	(13.51)%	(34.10)%	(32.54)%
S&P 500 Inverse Daily Index	(5.52)%	(9.88)%	(9.68)%

*	Fund commenced operations on March 6, 2014.

The S&P 500 Inverse Daily Index provides inverse (positive or negative) returns of the S&P 500® by taking a short position in the index. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s January 29, 2018 prospectus, the total annual operating expenses before fee waivers are 2.32%, 3.07% and 2.11% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases . For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION** (Unaudited)
Options Purchased +	41.0%
Short-Term Investments	59.0%
100.0%

**	Based on Portfolio Market Value as of October 31, 2018. Please refer to the Fund’s Portfolio of Investments in the report for a detailed listing of the Fund’s holdings.

+	Options purchased percentage is netted with options written.

Navigator Tactical Fixed Income Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended October 31, 2018 compared to its benchmark:

Comparison of change in value of $25,000 Investment

	Year Ended	Annualized Three	Annualized
	10/31/18	Year Return	Since Inception*
Navigator Tactical Fixed Fund:
Class A	1.03%	6.78%	4.21%
Class A with load of 3.75%	(2.75)%	5.44%	3.34%
Class C	0.28%	6.02%	3.46%
Class I	1.32%	7.08%	4.50%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	0.97%	6.60%	4.22%

*	Fund commenced operations on March 27, 2014.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index is a market value-weighted index which covers the U.S. non-investment grade fixed- rate debt market. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s January 29, 2018 prospectus, the total annual operating expenses before fee waivers are 1.34%, 2.09% and 1.09% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION** (Unaudited)

Corporate Bonds	63.2%
U.S. Treasury Notes	15.6%
Municipal Bonds & Notes	1.9%
Mutual Fund	1.0%
Exchange Traded Funds	0.7%
Options Purchased	0.0%
Collateral for Securities Loaned	2.0%
Short-Term Investments	15.6%
100.0%

**	Based on Portfolio Market Value as of October 31, 2018. Please refer to the Fund’s Portfolio of Investments in the report for a detailed listing of the Fund’s holdings.

Navigator Equity Hedged Fund
PORTFOLIO OF INVESTMENTS
October 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 88.9%
	COUNTRY FUNDS - 10.9%
24,653	iShares MSCI Thailand ETF (a)	$2,137,415
65,350	Xtrackers MSCI EAFE Hedged Equity ETF	1,977,491
		4,114,906
	LARGE-CAP INDEX FUNDS - 39.3%
19,372	iShares Core High Dividend ETF (a)	1,715,197
6,462	iShares Core S&P 500 ETF	1,762,575
84,022	iShares Edge MSCI Min Vol USA ETF	4,598,524
190,888	SPDR Portfolio S&P 500 Growth ETF	6,707,804
		14,784,100

	SECTOR FUNDS - 38.7%
10,481	Invesco QQQ Trust Series 1 (a)	1,779,884
12,199	iShares US Aerospace & Defense ETF (a)	2,338,792
29,063	Vanguard Health Care ETF (a)	4,839,862
30,238	Vanguard Information Technology ETF (a)	5,605,823
		14,564,361

	TOTAL EXCHANGE TRADED FUNDS (Cost - $34,697,051)	33,463,367

	MUTUAL FUNDS - 6.4%
	ASSET ALLOCATION - 6.4%
1,494,086	Navigator Sentry Managed Volatility Fund - Class I * #	2,390,538
	TOTAL MUTUAL FUNDS (Cost - $3,815,422)

	SHORT-TERM INVESTMENTS - 2.8%
	MONEY MARKET FUND - 2.8%
1,057,851	Milestone Treasury Obligations Fund, Institutional Class, 2.00% +	1,057,851
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,057,851)

	COLLATERAL FOR SECURITIES LOANED- 19.1%
7,177,053	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Shares, 2.05% + (b)	7,177,053
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $7,177,053)

	TOTAL INVESTMENTS - 117.2% (Cost - $46,747,377)	$44,088,809
	LIABILITIES IN EXCESS OF OTHER ASSETS - (17.2)%	(6,457,174)
	NET ASSETS - 100.0%	$37,631,635

ETF - Exchange-Traded Fund

*	Non-income producing.

#	Affiliated Security.

+	Money market fund; interest rate reflects seven-day effective yield on October 31, 2018.

(a)	All or a portion of the security is on loan. Total loaned securities had a value of $5,807,915 at October 31, 2018.

(b)	Security purchased with cash proceeds of securities lending collateral. Non-cash collateral amounted to $268,612.

The accompanying notes are an integral part of these financial statements.

Navigator Duration Neutral Bond Fund
PORTFOLIO OF INVESTMENTS
October 31, 2018

Shares		Value
	CLOSED-END FUNDS - 9.6%
	DEBT FUNDS - 9.6%
245,500	BlackRock MuniYield Quality Fund III, Inc.	$2,860,075
310,000	Nuveen Municipal Value Fund, Inc. (a)	2,845,800
	TOTAL CLOSED-END FUNDS (Cost $6,000,084)	5,705,875

Principal Amount ($)		Coupon Rate (%)	Maturity
	MUNICIPAL BONDS & NOTES - 73.7%
	CALIFORNIA - 4.1%
1,500,000	Golden State Tobacco Securitization Corp.	3.500	6/1/2036	1,475,640
1,260,000	Mount San Antonio Community College District	0.000	8/1/2043	1,001,864
				2,477,504
	COLORADO - 1.9%
1,000,000	Grand River Hospital District	5.250	12/1/2037	1,120,460

	CONNECTICUT - 4.6%
2,500,000	State of Connecticut Special Tax Revenue	5.000	10/1/2031	2,769,788

	ILLINOIS - 4.5%
1,860,000	State of Illinois	3.250	11/1/2026	1,688,266
1,000,000	State of Illinois	4.250	6/15/2030	1,015,830
				2,704,096
	KANSAS - 7.6%
1,030,000	County of Shawnee KS	4.000	9/1/2029	1,097,002
800,000	County of Shawnee KS	4.000	9/1/2031	843,192
1,500,000	Sedgwick County Unified School District No. 260	3.500	10/1/2036	1,421,287
1,250,000	Sedgwick County Unified School District No. 260	3.500	10/1/2037	1,177,119
				4,538,600
	LOUISIANA - 2.2%
510,000	New Orleans Aviation Board	4.000	10/1/2038	505,836
250,000	New Orleans Aviation Board	5.000	10/1/2038	273,932
500,000	New Orleans Aviation Board	5.000	10/1/2043	546,138
				1,325,906
	NEW JERSEY - 9.6%
2,400,000	New Jersey Transportation Trust Fund Authority	4.000	12/15/2037	2,355,840
1,190,000	New Jersey Transportation Trust Fund Authority	5.125	6/15/2029	1,244,026
2,000,000	New Jersey Turnpike Authority	5.000	1/1/2045	2,154,600
				5,754,466
	NEW YORK - 1.9%
1,000,000	New York State Dormitory Authority	5.000	3/15/2041	1,118,915

	OREGON - 0.2%
120,000	Tri-County Metropolitan Transportation District of Oregon	5.000	11/1/2018	120,000

	PENNSYLVANIA - 18.0%
400,000	Commonwealth Financing Authority	5.000	6/1/2030	453,348
1,245,000	Commonwealth Financing Authority	5.000	6/1/2030	1,388,356
1,000,000	Commonwealth Financing Authority	5.000	6/1/2031	1,111,710
2,000,000	Commonwealth Financing Authority	5.000	6/1/2031	2,245,820
2,300,000	Commonwealth of Pennsylvania	4.000	4/1/2032	2,345,655
2,500,000	Pennslyvian Turnpike Commission	5.000	12/1/2041	2,702,750
500,000	Pittsburgh Water & Sewer Authority, 1 mo. LIBOR + 0.640% **	2.265	9/1/2040	500,377
				10,748,016
	TEXAS - 19.1%
5,850,000	Texas Water Development Board	4.000	10/15/2032	6,109,681
2,900,000	Texas Water Development Board	4.000	10/15/2033	3,017,377
2,200,000	West Travis County Public Utility Agency	4.000	8/15/2033	2,257,343
				11,384,401

	TOTAL MUNICIPAL BONDS & NOTES (Cost - $45,005,321)			44,062,152

The accompanying notes are an integral part of these financial statements.

Navigator Duration Neutral Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2018

				Notional
Contracts ^		Strike Price	Expiration	Amount	Value
	OPTIONS PURCHASED * - 0.0%
	CALL OPTIONS PURCHASED - 0.0%
200	10-Year U. S. Treasury Note Futures	$122.00	November-18	$24,400,000	$3,125
150	U.S. Treasury Long Bond Futures	150.00	November-18	22,500,000	—
	TOTAL CALL OPTIONS PURCHASED (Cost - $103,908)				3,125

	PUT OPTIONS PURCHASED - 0.0%
50	U.S. Treasury Long Bond Futures	136.00	November-18	6,800,000	19,531
	TOTAL PUT OPTIONS PURCHASED (Cost - $30,469)

	TOTAL OPTIONS PURCHASED (Cost - $134,377)				22,656

Shares
	SHORT-TERM INVESTMENTS - 9.7%
	MONEY MARKET FUND - 9.7%
5,814,919	Dreyfus Cash Management - Institutional Shares, 2.29% +	5,814,919
	TOTAL SHORT TERM INVESTMENTS (Cost - $5,813,927)

	COLLATERAL FOR SECURITIES LOANED - 0.0%

16,080	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Shares, 2.05% + (b)	16,080
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $16,080)

	TOTAL INVESTMENTS - 93.0% (Cost - $56,969,789)	$55,621,682
	OTHER ASSETS LESS LIABILITIES - 7.0%	4,144,907
	NET ASSETS - 100.0%	$59,766,589

LIBOR - London Interbank Offered Rate

*	Non-income producing.

**	Variable rate security. Interest rate is as of October 31, 2018.

+	Money market fund; interest rate reflects seven-day effective yield on October 31, 2018.

^	Each option contract allows the Fund to purchase 1 underlying futures contract.

(a)	All or a portion of the security is on loan. Total loaned securities had a value of $15,606 at October 31, 2018.

(b)	Security purchased with cash proceeds of securities lending collateral.

FUTURES CONTRACTS

			Notional Value at	Unrealized
Number of Contracts	Open Short Future Contracts	Expiration	October 31, 2018	Appreciation
140	10-Year U.S. Treasury Note Futures	December-18	$16,581,600	$271,440
87	10-Year Ultra Treasury Note Futures	December-18	10,884,570	231,211
97	U.S. Treasury Long Bond Futures	December-18	13,398,610	566,728
	TOTAL FUTURES CONTRACTS			$1,069,379

The accompanying notes are an integral part of these financial statements.

Navigator Sentry Managed Volatility Fund
PORTFOLIO OF INVESTMENTS
October 31, 2018

Contracts ^		Strike Price	Expiration	Notional Amount	Value
	OPTIONS PURCHASED * - 51.1%
	CALL OPTIONS PURCHASED - 19.9%
3,000	iPath S&P 500 VIX Short-Term Futures ETN	$32.00	November-18	$9,600,000	$1,792,500
3,000	iPath S&P 500 VIX Short-Term Futures ETN	36.00	November-18	10,800,000	781,500
2,000	iPath S&P 500 VIX Short-Term Futures ETN	38.00	November-18	7,600,000	366,000
	TOTAL CALL OPTIONS PURCHASED (Cost - $3,325,854)				2,940,000

	PUT OPTIONS PURCHASED - 31.2%
700	S&P 500 Index	2,705.00	December-18	189,350,000	4,599,000
	TOTAL PUT OPTIONS PURCHASED (Cost - $3,822,744)

	TOTAL OPTIONS PURCHASED (Cost - $7,148,598)				7,539,000

Shares
	SHORT-TERM INVESTMENTS - 9.0%
	MONEY MARKET FUND - 9.0%
1,320,644	Milestone Treasury Obligations Fund, Institutional Class, 2.00% +	1,320,644
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,320,644)

	TOTAL INVESTMENTS - 60.1% (Cost - $8,469,242)	$8,859,644
	SECURITY SOLD SHORT (Premiums Received - $43,090) - (0.3)%	(44,928)
	OPTIONS WRITTEN (Premiums Received - $6,229,691) - (44.9)%	(6,621,870)
	OTHER ASSETS LESS LIABILITIES - 85.1%	12,541,427
	NET ASSETS - 100.0%	$14,734,273

	SECURITIES SOLD SHORT *- (0.3)%
	EXCHANGE-TRADED NOTE - (0.3)%
(1,200)	iPath S&P 500 VIX Short-Term Futures ETN	$(44,928)
	(Premiums Received $43,090)

Contracts ^
	OPTIONS WRITTEN * - (44.9)%
	CALL OPTIONS WRITTEN - (30.1)%
(2,988)	iPath S&P 500 VIX Short-Term Futures ETN	30.00	November-18	(8,964,000)	(2,397,870)
(3,000)	iPath S&P 500 VIX Short-Term Futures ETN	34.00	November-18	(10,200,000)	(1,275,000)
(2,000)	iPath S&P 500 VIX Short-Term Futures ETN	35.00	November-18	(7,000,000)	(765,000)
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $4,184,335)				(4,437,870)

	PUT OPTIONS WRITTEN - (14.8)%
(700)	S&P 500 Index	2,585.00	December-18	(180,950,000)	(2,184,000)
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $2,045,356)

	TOTAL OPTIONS WRITTEN (Premiums Received - $6,229,691)				$(6,621,870)

ETN - Exchange-Traded Note

*	Non-income producing.

+	Money market fund; interest rate reflects seven-day effective yield on October 31, 2018.

^	Each option contract allows the Fund to purchase/sell 100 shares of the underlying security at the exercise price.

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS
October 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 0.6%
	DEBT FUNDS - 0.6%
641,569	SPDR Bloomberg Barclays High Yield Bond ETF (a)	$22,557,566
30,128	SPDR Bloomberg Barclays Short-Term High Yield Bond ETF (a)	815,264
	TOTAL EXCHANGE TRADED FUNDS (Cost - $23,422,951)	23,372,830

	MUTUAL FUND - 1.0%
	DEBT FUND - 1.0%
3,503,038	Navigator Duration Neutral Bond Fund - Class I #	35,836,083
	TOTAL MUTUAL FUND (Cost - $35,839,512)

Principal Amount ($)		Coupon Rate (%)	Maturity
	CORPORATE BONDS - 61.5%
	AEROSPACE/DEFENSE - 1.1%
5,628,000	Arconic, Inc.	6.150	8/15/2020	5,810,910
1,600,000	Bombardier, Inc. - 144A (a)	5.750	3/15/2022	1,590,000
1,200,000	Bombardier, Inc. - 144A	6.000	10/15/2022	1,183,500
1,600,000	Bombardier, Inc. - 144A	7.500	12/1/2024	1,630,000
25,205,000	General Dynamics Corp., 3 mo. LIBOR + 0.290% **	2.628	5/11/2020	25,274,284
2,400,000	TransDigm, Inc.	6.375	6/15/2026	2,358,000
				37,846,694
	AGRICULTURE - 1.1%
20,838,000	Altria Group, Inc.	9.250	8/6/2019	21,827,379
19,155,000	Philip Morris International, Inc.	1.625	2/21/2019	19,089,888
				40,917,267
	AIRLINES - 0.1%
4,000,000	American Airlines Group, Inc. - 144A	4.625	3/1/2020	4,015,000

	APPAREL - 0.0%
1,200,000	Hanesbrands, Inc. - 144A	4.875	5/15/2026	1,143,000

	AUTO MANUFACTURERS - 1.2%
4,000,000	American Honda Finance Corp., 3 mo. LIBOR + 0.150% **	2.488	11/13/2019	4,001,765
10,000,000	Daimler Finance North America LLC, 3 mo. LIBOR + 0.390% - 144A **	2.731	5/4/2020	9,993,399
5,118,000	Fiat Chrysler Automobiles NV	4.500	4/15/2020	5,149,988
1,600,000	Fiat Chrysler Automobiles NV (a)	5.250	4/15/2023	1,596,000
800,000	Jaguar Land Rover Automotive PLC - 144A	4.500	10/1/2027	639,000
1,200,000	Navistar International Corp. - 144A (a)	6.625	11/1/2025	1,230,000
18,000,000	Nissan Motor Acceptance Corp., 3 mo. LIBOR + 0.520% - 144A **	2.854	9/13/2019	18,037,503
2,000,000	Tesla, Inc. - 144A (a)	5.300	8/15/2025	1,785,000
				42,432,655
	AUTO PARTS & EQUIPMENT - 0.1%
1,359,000	American Axle & Manufacturing, Inc. (a)	6.250	3/15/2026	1,287,652
800,000	Dana Financing Luxembourg Sarl - 144A	5.750	4/15/2025	770,000
1,600,000	Goodyear Tire & Rubber Co. (a)	4.875	3/15/2027	1,432,000
1,200,000	Goodyear Tire & Rubber Co. (a)	5.125	11/15/2023	1,180,200
				4,669,852
	BANKS - 17.0%
10,000,000	Australia & New Zealand Banking Group Ltd., 3 mo. LIBOR + 0.320% - 144A **	2.718	7/2/2020	10,003,080
9,646,000	BB&T Corp.	2.250	2/1/2019	9,632,685
23,679,000	BB&T Corp., 3 mo. LIBOR + 0.660% **	3.201	2/1/2019	23,700,443
3,051,000	BPCE SA, 3 mo. LIBOR + 12.98% - 144A (a) **	12.500	9/30/2019	3,280,069
6,000,000	Bank of America Corp.	2.600	1/15/2019	5,997,243
3,400,000	CIT Group, Inc.	5.000	8/1/2023	3,417,000
30,438,000	Citigroup, Inc., 3 mo. LIBOR + 0.770% **	3.180	4/8/2019	30,513,658
7,140,000	Citigroup, Inc., 3 mo. LIBOR + 0.860% **	3.177	12/7/2018	7,144,827
26,292,000	Citigroup, Inc., 3 mo. LIBOR + 0.930% **	3.247	6/7/2019	26,408,649
25,000,000	Citizens Bank NA/Providence RI	2.300	12/3/2018	24,990,982
15,000,000	Commonwealth Bank of Australia, 3 mo. LIBOR + 0.320% - 144A	2.693	6/25/2020	15,008,243
10,000,000	Commonwealth Bank of Australia, 3 mo. LIBOR + 0.550% - 144A	2.873	9/6/2019	10,032,985
10,000,000	Commonwealth Bank of Australia, 3 mo. LIBOR + 0.700% - 144A	3.136	4/15/2019	10,020,795
1,200,000	Deutsche Bank AG	4.296	5/24/2028	1,082,800
800,000	Deutsche Bank AG NY	4.875	12/1/2032	681,072
877,000	Freedom Mortgage Corp. - 144A	8.250	4/15/2025	815,610
45,649,000	Goldman Sachs Group, Inc., 3 mo. LIBOR + 1.110% **	3.414	11/15/2018	45,668,056
24,320,000	Huntington National Bank	2.200	11/6/2018	24,318,551
14,900,000	ING Bank NV, 3 mo. LIBOR + 1.130% - 144A **	3.496	3/22/2019	14,957,862
50,000,000	JPMorgan Chase Bank NA, 3 mo. LIBOR + 0.290% **	2.631	2/1/2021	49,998,537
17,044,000	Lloyds Bank PLC	2.050	1/22/2019	17,010,970
4,225,000	Manufacturers & Traders Trust Co.	2.250	7/25/2019	4,201,849
4,800,000	Morgan Stanley, 3 mo. LIBOR + 0.550% **	2.891	2/10/2021	4,803,299
35,253,000	Morgan Stanley, 3 mo. LIBOR + 0.800% **	3.119	2/14/2020	35,296,370
13,792,000	Morgan Stanley, 3 mo. LIBOR + 0.850% **	3.337	1/24/2019	13,809,501
3,000,000	PNC Bank NA	2.200	1/28/2019	2,995,008
500,000	Royal Bank of Scotland Group PLC	6.125	12/15/2022	517,533
15,000,000	Royal Bank of Canada, 3 mo. LIBOR + 0.450% **	2.864	1/10/2019	15,008,540
6,500,000	Royal Bank of Canada, 3 mo. LIBOR + 0.530% **	2.864	3/15/2019	6,508,738
10,000,000	Royal Bank of Canada, 3 mo. LIBOR + 0.710% **	3.146	4/15/2019	10,025,043
3,500,000	Toronto-Dominion Bank, 3 mo. LIBOR + 0.150% **	2.492	10/24/2019	3,503,362
50,000,000	Toronto-Dominion Bank, 3 mo. LIBOR + 0.280% **	2.611	6/11/2020	50,080,275
50,000,000	US Bank NA/Cincinnati OH, 3 mo. LIBOR + 0.125% **	2.574	1/17/2020	49,981,998
10,000,000	US Bank NA/Cincinnati OH, 3 mo. LIBOR + 0.480% **	2.819	10/28/2019	10,037,112
1,200,000	UniCredit SpA - 144A **	5.861	6/19/2032	1,030,154
10,000,000	Wells Fargo & Co., 3 mo. LIBOR + 0.450% **	2.773	3/6/2019	10,007,035
18,500,000	Wells Fargo Bank NA, 3 mo. LIBOR + 0.500% **	2.811	11/28/2018	18,506,878
38,000,000	Wells Fargo Bank NA, 3 mo. LIBOR + 0.600% **	2.912	5/24/2019	38,094,125
5,000,000	Westpac Banking Corp., 3 mo. LIBOR + 0.280 **	2.594	5/15/2020	5,002,774
				614,093,711

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2018

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 61.5% (continued)
	BIOTECHNOLOGY - 1.0%
20,000,000	Gilead Sciences, Inc., 3 mo. LIBOR + 0.220% **	2.558	3/20/2019	$20,005,813
15,970,000	Gilead Sciences, Inc., 3 mo. LIBOR + 0.250% **	2.588	9/20/2019	15,978,928
				35,984,741
	BUILDING MATERIALS - 0.2%
4,795,000	Martin Marietta Materials, Inc., 3 mo. LIBOR + 0.500% **	2.838	12/20/2019	4,806,835
1,200,000	Standard Industries, Inc. - 144A	4.750	1/15/2028	1,077,000
1,200,000	Standard Industries, Inc. - 144A	6.000	10/15/2025	1,185,000
				7,068,835
	CHEMICALS - 0.2%
2,800,000	Ashland LLC	4.750	8/15/2022	2,786,000
1,000,000	Hexion, Inc.	6.625	4/15/2020	887,500
996,000	NOVA Chemicals Corp. - 144A	5.000	5/1/2025	913,830
1,200,000	NOVA Chemicals Corp. - 144A	5.250	6/1/2027	1,086,000
1,005,000	Tronox, Inc. - 144A (a)	6.500	4/15/2026	919,575
				6,592,905
	COMMERCIAL SERVICES - 1.3%
1,717,000	Hertz Corp. (a)	7.375	1/15/2021	1,689,099
3,600,000	Hertz Corp. - 144A	7.625	6/1/2022	3,457,620
21,063,000	Moody’s Corp.	2.750	7/15/2019	21,024,283
3,600,000	Nielsen Finance LLC - 144A	5.000	4/15/2022	3,514,500
1,923,000	United Rentals North America, Inc.	4.875	1/15/2028	1,737,334
800,000	Verscend Escrow Corp. - 144A	9.750	8/15/2026	805,000
14,437,000	Western Union Co., 3 mo. LIBOR + 0.800% **	3.110	5/22/2019	14,469,903
				46,697,739
	COMPUTERS - 0.6%
15,000,000	Apple, Inc., 3 mo. LIBOR + 0.300% **	2.641	5/6/2019	15,024,615
1,400,000	Banff Merger Sub, Inc. - 144A	9.750	9/1/2026	1,347,500
2,400,000	Dell International LLC / EMC Corp. - 144A	5.875	6/15/2021	2,439,052
400,000	Harland Clarke Holdings Corp. - 144A (a)	9.250	3/1/2021	355,000
2,000,000	NetApp, Inc.	2.000	9/27/2019	1,980,527
400,000	West Corp. - 144A	8.500	10/15/2025	363,000
1,600,000	Western Digital Corp.	4.750	2/15/2026	1,480,000
				22,989,694
	DIVERSIFIED FINANCIAL SERVICES - 3.1%
2,000,000	AIG Global Funding - 144A	1.950	10/18/2019	1,978,837
3,200,000	Ally Financial, Inc. (a)	5.750	11/20/2025	3,284,000
20,105,000	American Express Credit Corp., 3 mo. LIBOR + 0.550% **	2.887	3/18/2019	20,133,944
11,000,000	Capital One Bank USA NA	2.250	2/13/2019	10,977,192
55,350,000	Capital One Bank USA NA, 3 mo. LIBOR + 0.700% **	3.027	12/9/2019	55,363,201
800,000	Jefferies Finance LLC / JFIN Co-Issuer Corp. - 144A	7.250	8/15/2024	786,000
1,400,000	Navient Corp.	5.500	1/25/2023	1,380,008
7,000,000	Nuveen LLC - 144A	4.000	11/1/2028	7,012,037
800,000	Quicken Loans, Inc. - 144A	5.250	1/15/2028	715,000
1,200,000	Quicken Loans, Inc. - 144A	5.750	5/1/2025	1,162,500
800,000	Springleaf Finance Corp.	6.875	3/15/2025	768,000
1,600,000	Springleaf Finance Corp.	7.125	3/16/2026	1,519,000
5,600,000	Springleaf Finance Corp.	8.250	12/15/2020	6,006,000
				111,085,719
	ELECTRIC - 0.8%
1,400,000	Calpine Corp.	5.500	2/1/2024	1,275,750
3,400,000	DPL, Inc.	7.250	10/15/2021	3,623,142
5,000,000	Mississippi Power Co., 3 mo. LIBOR + 0.650% **	3.031	3/27/2020	5,000,568
2,691,000	NRG Energy, Inc.	6.625	1/15/2027	2,798,640
5,000,000	Pacific Gas & Electric Co., 3 mo. LIBOR + 0.230% **	2.541	11/28/2018	4,995,883
689,000	Talen Energy Supply LLC	4.600	12/15/2021	649,383
1,500,000	Talen Energy Supply LLC (a)	6.500	6/1/2025	1,125,000
5,600,000	Vistra Energy Corp.	7.625	11/1/2024	5,950,000
2,000,000	Vistra Operations Co. LLC - 144A	5.500	9/1/2026	1,972,500
				27,390,866
	ENGINEERING & CONSTRUCTION - 0.1%
800,000	AECOM	5.125	3/15/2027	748,000
600,000	Brand Industrial Services, Inc. - 144A	8.500	7/15/2025	593,250
				1,341,250
	ENTERTAINMENT - 0.2%
1,200,000	AMC Entertainment Holdings, Inc.	5.875	11/15/2026	1,104,000
2,300,000	Caesars Resort Collection LLC / CRC Finco, Inc. - 144A	5.250	10/15/2025	2,146,187
950,000	Cinemark USA, Inc.	4.875	6/1/2023	932,187
1,600,000	Scientific Games International, Inc.	10.000	12/1/2022	1,678,000
1,000,000	Six Flags Entertainment Corp. - 144A	4.875	7/31/2024	947,500
1,200,000	Stars Group Holdings BV / Stars Group US Co-Borrower LLC - 144A	7.000	7/15/2026	1,221,000
				8,028,874
	ENVIRONMENTAL CONTROL - 0.1%
2,100,000	Covanta Holding Corp.	5.875	3/1/2024	2,100,000
1,300,000	Covanta Holding Corp.	5.875	7/1/2025	1,264,250
500,000	Covanta Holding Corp.	6.375	10/1/2022	510,781
600,000	Hulk Finance Corp. - 144A	7.000	6/1/2026	556,500
				4,431,531

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2018

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 61.5% (continued)
	FOOD - 3.3%
1,247,000	Albertsons Cos LLC / Safeway, Inc. / New Albertsons LP / Albertson’s LLC	5.750	3/15/2025	$1,103,595
2,800,000	B&G Foods, Inc. (a)	5.250	4/1/2025	2,677,500
15,000,000	Campbell Soup Co., 3 mo. LIBOR + 0.500% **	2.834	3/16/2020	14,976,137
22,810,000	Danone SA - 144A	1.691	10/30/2019	22,484,669
400,000	ESAL GmbH - 144A (a)	6.250	2/5/2023	394,500
40,000,000	Mondelez International, Inc.	3.000	5/7/2020	39,857,008
3,800,000	Pilgrim’s Pride Corp. - 144A	5.750	3/15/2025	3,562,500
2,400,000	Post Holdings, Inc. - 144A	5.750	3/1/2027	2,301,000
32,545,000	Tyson Foods, Inc., 3 mo. LIBOR + 0.450% **	2.765	5/30/2019	32,585,682
				119,942,591
	FOOD SERVICE - 0.1%
600,000	Aramark Services, Inc.	4.750	6/1/2026	573,000
1,800,000	Aramark Services, Inc. - 144A	5.000	2/1/2028	1,712,250
				2,285,250
	GAS - 0.5%
600,000	AmeriGas Partners LP / AmeriGas Finance Corp.	5.875	8/20/2026	570,000
1,200,000	NGL Energy Partners LP / NGL Energy Finance Corp.	7.500	11/1/2023	1,183,500
15,000,000	WGL Holding,s Inc., 3 mo. LIBOR + 0.400% **	2.717	11/29/2019	15,008,040
				16,761,540
	HEALTHCARE-PRODUCTS - 0.9%
600,000	Avantor, Inc. - 144A	6.000	10/1/2024	600,000
1,000,000	Avantor, Inc. - 144A	9.000	10/1/2025	1,010,880
800,000	DJO Finance LLC / DJO Finance Corp. - 144A	8.125	6/15/2021	809,360
3,200,000	Hologic, Inc. - 144A	4.375	10/15/2025	3,016,000
2,800,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC - 144A (a)	5.625	10/15/2023	2,415,000
16,105,000	Medtronic, Inc., 3 mo. LIBOR + 0.800% **	3.134	3/15/2020	16,241,231
8,750,000	Medtronic Global Holdings SCA	1.700	3/28/2019	8,715,797
				32,808,268
	HEALTHCARE-SERVICES - 4.2%
2,000,000	Acadia Healthcare Co., Inc.	5.625	2/15/2023	2,012,500
9,700,000	Aetna, Inc.	2.200	3/15/2019	9,680,913
20,000,000	Anthem, Inc.	2.250	8/15/2019	19,881,642
2,000,000	CHS/Community Health Systems, Inc. - 144A (a)	8.625	1/15/2024	2,027,500
3,600,000	CHS/Community Health Systems, Inc. - 144A (a)	11.000	6/30/2023	3,015,000
1,313,000	Centene Corp.	4.750	1/15/2025	1,300,146
4,200,000	Centene Corp.	6.125	2/15/2024	4,399,500
3,200,000	Centene Corp. - 144A	5.375	6/1/2026	3,256,000
3,200,000	DaVita, Inc.	5.125	7/15/2024	3,064,000
5,800,000	HCA, Inc.	6.250	2/15/2021	6,039,250
26,000,000	Halfmoon Parent, Inc., 3 mo. LIBOR + 0.350% - 144A **	2.684	3/17/2020	26,014,670
31,350,000	Howard Hughes Medical Institute	3.500	9/1/2023	31,544,756
4,500,000	LifePoint Health, Inc.	5.500	12/1/2021	4,573,125
1,200,000	MPH Acquisition Holdings LLC - 144A	7.125	6/1/2024	1,221,984
3,837,000	Molina Healthcare, Inc.	5.375	11/15/2022	3,856,185
1,500,000	Tenet Healthcare Corp.	4.500	4/1/2021	1,500,000
2,000,000	Tenet Healthcare Corp.	4.625	7/15/2024	1,932,700
2,000,000	Tenet Healthcare Corp.	5.125	5/1/2025	1,930,000
1,600,000	Tenet Healthcare Corp. (a)	6.750	6/15/2023	1,596,000
2,200,000	Tenet Healthcare Corp.	8.125	4/1/2022	2,299,000
16,200,000	UnitedHealth Group, Inc.	1.625	3/15/2019	16,131,944
4,000,000	WellCare Health Plans, Inc.	5.250	4/1/2025	4,000,000
				151,276,815
	HOME BUILDERS - 0.1%
800,000	Lennar Corp.	4.750	4/1/2021	804,000
1,600,000	Lennar Corp.	4.750	11/29/2027	1,502,000
400,000	PulteGroup, Inc.	5.000	1/15/2027	371,500
800,000	Toll Brothers Finance Corp.	4.875	3/15/2027	740,000
400,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc.	5.875	6/15/2024	375,000
				3,792,500
	HOUSEHOLD PRODUCTS/WARES - 0.7%
24,179,000	Church & Dwight Co., Inc., 3 mo. LIBOR + 0.150% **	2.485	1/25/2019	24,175,667
400,000	Kronos Acquisition Holdings, Inc. - 144A	9.000	8/15/2023	351,000
1,300,000	Prestige Brands, Inc. - 144A (a)	6.375	3/1/2024	1,290,250
				25,816,917
	INSURANCE - 5.4%
16,099,000	Berkshire Hathaway Finance Corp.	1.300	8/15/2019	15,911,618
1,200,000	Genworth Holdings, Inc.	7.625	9/24/2021	1,227,000
1,013,000	HUB International Ltd. - 144A	7.000	5/1/2026	991,221
65,000,000	Jackson National Life Global Funding, 3 mo. LIBOR + 0.300% - 144A **	2.637	4/27/2020	65,034,815
7,000,000	Metropolitan Life Global Funding I, 3 mo. LIBOR + 0.220% - 144A **	2.559	9/19/2019	7,006,584
70,000,000	New York Life Global Funding, 3 mo. LIBOR + 0.100% - 144A **	2.447	1/21/2020	70,064,775
7,000,000	Pricoa Global Funding I - 144A	2.200	5/16/2019	6,974,762
20,000,000	Protective Life Global Funding, 3 mo. LIBOR + 0.370% - 144A **	2.806	7/13/2020	20,013,140
7,975,000	Reinsurance Group of America, Inc.	6.450	11/15/2019	8,216,244
				195,440,159

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2018

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 61.5% (continued)
	INTERNET - 0.9%
18,570,000	eBay, Inc.	2.200	8/1/2019	$18,454,994
5,000,000	Netflix, Inc.	5.500	2/15/2022	5,124,450
2,821,000	Netflix, Inc.	5.750	3/1/2024	2,877,420
863,000	Netflix, Inc.	5.875	2/15/2025	879,268
1,600,000	VeriSign, Inc.	4.750	7/15/2027	1,512,480
1,117,000	Zayo Group LLC / Zayo Capital, Inc.	6.375	5/15/2025	1,146,321
1,200,000	Zayo Group LLC / Zayo Capital, Inc. - 144A	5.750	1/15/2027	1,179,240
				31,174,173
	IRON/STEEL - 0.1%
500,000	AK Steel Corp. (a)	7.000	3/15/2027	445,000
500,000	AK Steel Corp. (a)	7.625	10/1/2021	501,875
1,300,000	United States Steel Corp. (a)	6.250	3/15/2026	1,228,500
				2,175,375
	LEISURE TIME - 0.0%
600,000	Viking Cruises Ltd. - 144A	5.875	9/15/2027	570,000

	LODGING - 0.3%
4,600,000	Boyd Gaming Corp.	6.875	5/15/2023	4,795,500
1,600,000	Diamond Resorts International, Inc. - 144A (a)	7.750	9/1/2023	1,646,000
800,000	MGM Resorts International (a)	4.625	9/1/2026	726,000
1,200,000	MGM Resorts International	5.750	6/15/2025	1,173,000
1,528,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. - 144A	5.250	5/15/2027	1,384,750
				9,725,250
	MACHINERY - CONSTRUCTION & MINING - 0.9%
1,000,000	BlueLine Rental Finance Corp. / BlueLine Rental LLC - 144A	9.250	3/15/2024	1,045,000
15,000,000	Caterpillar Financial Services Corp., 3 mo. LIBOR + 0.180% **	2.503	12/6/2018	15,001,691
15,000,000	Caterpillar Financial Services Corp.	7.150	2/15/2019	15,181,273
800,000	Vertiv Group Corp. - 144A	9.250	10/15/2024	800,000
				32,027,964
	MACHINERY - DIVERSIFIED - 0.1%
3,000,000	John Deere Capital Corp., 3 mo. LIBOR + 0.120% ** (a)	2.528	7/5/2019	3,001,428

	MEDIA - 2.9%
650,000	Altice Financing SA - 144A	6.625	2/15/2023	644,995
2,200,000	Altice Financing SA - 144A	7.500	5/15/2026	2,073,500
400,000	Altice Finco SA - 144A	8.125	1/15/2024	395,000
3,600,000	Altice France SA/France - 144A	7.375	5/1/2026	3,459,384
1,200,000	Altice France SA/France - 144A	8.125	2/1/2027	1,191,000
1,200,000	Altice Luxembourg SA - 144A (a)	7.625	2/15/2025	1,027,500
530,000	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250	3/15/2021	532,981
2,400,000	CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	5.125	5/1/2026	2,394,000
3,400,000	CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	5.125	5/1/2027	3,208,750
1,144,000	CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	5.500	5/1/2026	1,118,260
1,800,000	CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	5.750	2/15/2026	1,786,500
1,200,000	CSC Holdings LLC - 144A	5.375	2/1/2028	1,134,000
800,000	CSC Holdings LLC - 144A	5.500	4/15/2027	770,000
1,200,000	CSC Holdings LLC - 144A	6.625	10/15/2025	1,260,000
1,846,000	CSC Holdings LLC - 144A	10.875	10/15/2025	2,134,438
1,200,000	Cablevision Systems Corp. (a)	5.875	9/15/2022	1,209,000
575,000	Cablevision Systems Corp.	8.000	4/15/2020	603,031
1,200,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. - 144A	7.500	4/1/2028	1,248,264
23,000,000	Comcast Corp., 3mo. LIBOR + 0.330% **	2.738	6/1/2021	23,016,170
600,000	DISH DBS Corp. (a)	5.000	3/15/2023	527,250
2,000,000	DISH DBS Corp.	5.875	11/15/2024	1,707,500
3,400,000	DISH DBS Corp.	6.750	6/1/2021	3,442,500
1,600,000	DISH DBS Corp. (a)	7.750	7/1/2026	1,438,000
1,700,000	DISH DBS Corp.	7.875	9/1/2019	1,754,910
1,600,000	Gray Television, Inc. - 144A	5.875	7/15/2026	1,539,504
2,400,000	Meredith Corp. - 144A	6.875	2/1/2026	2,406,000
25,000,000	NBC Universal Enterprise, Inc. - 144A	1.974	4/15/2019	24,899,797
2,000,000	Nexstar Broadcasting, Inc. - 144A	5.625	8/1/2024	1,915,000
545,000	Sinclair Television Group, Inc.	6.125	7/15/2024	551,813
1,200,000	Sirius XM Radio, Inc. - 144A	5.000	8/1/2027	1,133,628
4,800,000	Sirius XM Radio, Inc. - 144A	6.000	7/15/2024	4,919,040
1,600,000	Tribune Media Co.	5.875	7/15/2022	1,628,000
1,200,000	Univision Communications, Inc. - 144A	5.125	5/15/2023	1,133,400
1,600,000	Videotron Ltd. - 144A	5.125	4/15/2027	1,520,000
2,800,000	Virgin Media Secured Finance PLC - 144A	5.250	1/15/2026	2,621,500
2,200,000	Ziggo BV - 144A	5.500	1/15/2027	2,024,000
				104,368,615
	METAL FABRICATE/HARDWARE - 0.0%
577,000	Novelis Corp. - 144A	5.875	9/30/2026	545,265

	MINING - 0.3%
588,000	Constellium NV - 144A	5.750	5/15/2024	562,275
1,600,000	FMG Resources August 2006 Pty Ltd - 144A (a)	5.125	5/15/2024	1,526,000
1,785,000	Freeport-McMoRan, Inc.	3.100	3/15/2020	1,760,456
2,800,000	Freeport-McMoRan, Inc.	3.550	3/1/2022	2,656,500
1,963,000	Freeport-McMoRan, Inc.	4.000	11/14/2021	1,918,833
2,600,000	Freeport-McMoRan, Inc.	6.875	2/15/2023	2,732,600
				11,156,664
	MISCELLANEOUS MANUFACTURING - 0.6%
7,250,000	3M Co. (a)	1.625	6/15/2019	7,189,137
15,000,000	Siemens Financieringsmaatschappij NV, 3 mo. LIBOR + 0.320% - 144A **	2.654	9/13/2019	15,026,962
				22,216,099
	OFFICE/BUSINESS EQUIPMENT- 0.0%
800,000	Pitney Bowes, Inc.	4.950	4/1/2023	715,000

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2018

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 61.5% (continued)
	OIL & GAS - 2.6%
2,000,000	Antero Resources Corp.	5.625	6/1/2023	$2,005,000
1,126,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp. - 144A	10.000	4/1/2022	1,245,637
1,600,000	California Resources Corp. - 144A (a)	8.000	12/15/2022	1,428,000
603,000	Chesapeake Energy Corp. (a)	4.875	4/15/2022	575,865
500,000	Chesapeake Energy Corp.	8.000	12/15/2022	523,500
2,000,000	Chesapeake Energy Corp. - 144A	8.000	1/15/2025	2,030,000
22,370,000	Chevron Corp.	1.686	2/28/2019	22,297,144
10,000,000	Chevron Corp., 3 mo. LIBOR + 0.510% **	2.825	11/16/2018	10,002,032
4,400,000	Citgo Holding, Inc. - 144A	10.750	2/15/2020	4,598,000
3,353,000	Continental Resources, Inc./OK	3.800	6/1/2024	3,242,655
1,200,000	CrownRock LP / CrownRock Finance, Inc. - 144A	5.625	10/15/2025	1,144,500
1,000,000	Diamond Offshore Drilling, Inc. (a)	7.875	8/15/2025	987,500
1,910,000	EP Energy LLC / Everest Acquisition Finance, Inc. - 144A	9.375	5/1/2024	1,461,150
850,000	Endeavor Energy Resources LP / EER Finance, Inc. - 144A	5.500	1/30/2026	877,625
850,000	Ensco PLC (a)	7.750	2/1/2026	795,812
7,384,000	Equinor ASA, 3 mo. LIBOR + 0.460% **	2.803	11/8/2018	7,384,535
400,000	KCA Deutag UK Finance PLC - 144A	9.875	4/1/2022	388,000
2,400,000	McDermott Technology Americas Inc / McDermott Technology US, Inc. - 144A	10.625	5/1/2024	2,184,000
1,200,000	MEG Energy Corp. - 144A	7.000	3/31/2024	1,182,000
2,000,000	Nabors Industries, Inc.	5.000	9/15/2020	1,998,949
2,400,000	Nabors Industries, Inc.	5.750	2/1/2025	2,221,021
1,600,000	Noble Holding International Ltd. - 144A	7.875	2/1/2026	1,594,000
2,400,000	PBF Holding Co LLC / PBF Finance Corp.	7.250	6/15/2025	2,478,000
1,700,000	QEP Resources, Inc.	5.250	5/1/2023	1,636,250
1,200,000	QEP Resources, Inc. (a)	5.625	3/1/2026	1,134,000
4,000,000	Range Resources Corp.	5.750	6/1/2021	4,075,000
800,000	Rowan Cos, Inc.	4.875	6/1/2022	769,000
1,905,000	SM Energy Co. (a)	5.625	6/1/2025	1,843,088
2,400,000	Sanchez Energy Corp. (a)	6.125	1/15/2023	900,000
1,300,000	Sanchez Energy Corp. (a)	7.750	6/15/2021	656,500
1,600,000	Seven Generations Energy Ltd. - 144A	5.375	9/30/2025	1,498,000
1,600,000	Southwestern Energy Co. (a)	6.200	1/23/2025	1,562,000
1,309,000	Sunoco LP / Sunoco Finance Corp. - 144A	5.875	3/15/2028	1,223,915
1,200,000	Transocean, Inc.	5.800	10/15/2022	1,170,000
800,000	Weatherford International Ltd. (a)	4.500	4/15/2022	600,000
800,000	Weatherford International Ltd. (a)	7.750	6/15/2021	667,000
800,000	Weatherford International Ltd. (a)	9.875	2/15/2024	628,000
2,000,000	Whiting Petroleum Corp.	6.625	1/15/2026	2,002,500
				93,010,178
	PACKAGING & CONTAINERS - 0.4%
2,200,000	Ball Corp.	4.875	3/15/2026	2,180,750
525,000	Berry Global Inc	6.000	10/15/2022	537,469
1,488,000	BWAY Holding Co. - 144A	7.250	4/15/2025	1,417,320
2,400,000	Crown Americas LLC / Crown Americas Capital Corp IV	4.500	1/15/2023	2,358,000
600,000	Flex Acquisition Co., Inc. - 144A	7.875	7/15/2026	580,680
800,000	Owens-Brockway Glass Container, Inc. - 144A	5.875	8/15/2023	800,000
2,400,000	Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu - 144A	5.125	7/15/2023	2349000
3,200,000	Sealed Air Corp. - 144A	6.500	12/1/2020	3,320,000
				13,543,219
	PHARMACEUTICALS - 1.2%
10,000,000	AstraZeneca PLC, 3 mo. LIBOR + 0.530% **	2.845	11/16/2018	10,001,340
800,000	Bausch Health Cos, Inc. - 144A	5.500	3/1/2023	761,000
1,036,000	Bausch Health Cos, Inc. - 144A	5.500	11/1/2025	1,019,165
1,295,000	Bausch Health Cos, Inc. - 144A	5.875	5/15/2023	1,239,963
3,200,000	Bausch Health Cos, Inc. - 144A	6.125	4/15/2025	2,951,040
200,000	Bausch Health Cos, Inc. - 144A	7.000	3/15/2024	209,938
1,106,000	Bausch Health Cos, Inc. - 144A	7.500	7/15/2021	1,125,355
1,600,000	Bausch Health Cos, Inc. - 144A	9.250	4/1/2026	1,682,000
400,000	Endo Finance LLC - 144A	5.750	1/15/2022	364,000
1,200,000	Endo Dac / Endo Finance LLC / Endo Finco, Inc. - 144A	6.000	7/15/2023	1,038,000
2,000,000	Endo Dac / Endo Finance LLC / Endo Finco, Inc. - 144A	6.000	2/1/2025	1,685,000
22,189,000	McKesson Corp.	2.284	3/15/2019	22,133,426
				44,210,227
	PIPELINES - 1.0%
3,600,000	Cheniere Energy Partners LP	5.250	10/1/2025	3,541,500
2,800,000	Cheniere Corpus Christi Holdings LLC	5.875	3/31/2025	2,891,000
3,200,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.	6.250	4/1/2023	3,276,000
1,800,000	Energy Transfer Equity LP	5.500	6/1/2027	1,834,290
3,000,000	Energy Transfer Equity LP	5.875	1/15/2024	3,161,250
3,412,000	Energy Transfer Equity LP	7.500	10/15/2020	3,620,985
1,499,000	Genesis Energy LP / Genesis Energy Finance Corp.	6.500	10/1/2025	1,390,323
10,000,000	Kinder Morgan Energy Partners LP	2.650	2/1/2019	9,981,438
1,600,000	NGPL PipeCo LLC - 144A	4.875	8/15/2027	1,546,000
2,000,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. - 144A	5.500	1/15/2028	1,982,120
1,600,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.125	11/15/2019	1,608,000
				34,832,906
	PRIVATE EQUITY - 0.1%
4,023,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	5.875	2/1/2022	4,038,489

	REAL ESTATE - 0.1%
1,200,000	Howard Hughes Corp. - 144A	5.375	3/15/2025	1,158,000
2,000,000	Kennedy-Wilson, Inc.	5.875	4/1/2024	1,930,000
1,200,000	Realogy Group LLC / Realogy Co-Issuer Corp. - 144A (a)	4.875	6/1/2023	1,092,000
				4,180,000

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2018

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 61.5% (continued)
	REITS - 0.4%
1,200,000	Equinix, Inc.	5.375	1/1/2022	$1,227,000
1,200,000	Equinix, Inc.	5.875	1/15/2026	1,224,000
800,000	GLP Capital LP / GLP Financing II, Inc.	5.375	4/15/2026	797,000
1,600,000	Iron Mountain, Inc. (a)	4.875	9/15/2027	1,432,000
500,000	Iron Mountain, Inc. - 144A	4.375	6/1/2021	498,750
770,000	Iron Mountain, Inc. - 144A	5.750	8/15/2024	757,488
600,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.	4.500	9/1/2026	546,000
1,800,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.	5.625	5/1/2024	1,809,000
536,000	MPT Operating Partnership LP / MPT Finance Corp.	5.000	10/15/2027	505,019
800,000	MPT Operating Partnership LP / MPT Finance Corp.	5.250	8/1/2026	776,000
2,800,000	SBA Communications Corp.	4.000	10/1/2022	2,695,000
1,000,000	Uniti Group LP / Uniti Group Finance Inc / CSL Capital LLC	8.250	10/15/2023	947,500
600,000	Uniti Group LP / Uniti Group Finance Inc / CSL Capital LLC - 144A	7.125	12/15/2024	535,500
				13,750,257
	RETAIL - 0.5%
3,600,000	1011778 BC ULC / New Red Finance, Inc. - 144A	4.250	5/15/2024	3,393,000
800,000	Beacon Roofing Supply, Inc. - 144A (a)	4.875	11/1/2025	721,000
400,000	Golden Nugget, Inc. - 144A	6.750	10/15/2024	400,000
800,000	Golden Nugget, Inc. - 144A	8.750	10/1/2025	824,000
3,000,000	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC - 144A	5.000	6/1/2024	2,966,250
800,000	L Brands, Inc.	5.250	2/1/2028	683,240
800,000	Penske Automotive Group, Inc.	5.500	5/15/2026	764,000
800,000	PetSmart, Inc. - 144A	5.875	6/1/2025	628,000
1,200,000	PetSmart, Inc. - 144A	7.125	3/15/2023	846,000
734,000	PetSmart, Inc. - 144A (a)	8.875	6/1/2025	511,965
1,600,000	Rite Aid Corp. - 144A	6.125	4/1/2023	1,367,000
5,000,000	Walmart, Inc., 3 mo. LIBOR - 0.030% **	2.378	10/9/2019	4,997,009
				18,101,464
	SEMICONDUCTORS - 0.3%
5,800,000	NXP BV / NXP Funding LLC - 144A	4.125	6/15/2020	5,793,040
1,700,000	NXP BV / NXP Funding LLC - 144A	4.625	6/1/2023	1,689,375
2,084,000	Sensata Technologies UK Financing Co. PLC - 144A	6.250	2/15/2026	2,130,890
				9,613,305
	SOFTWARE - 0.5%
800,000	CDK Global, Inc.	5.875	6/15/2026	807,000
5,400,000	First Data Corp - 144A	5.750	1/15/2024	5,454,000
3,000,000	IQVIA, Inc. - 144A	4.875	5/15/2023	2,983,140
1,200,000	IQVIA, Inc. - 144A	5.000	10/15/2026	1,161,000
1,200,000	Infor US, Inc.	6.500	5/15/2022	1,203,000
1,300,000	Open Text Corp. - 144A	5.875	6/1/2026	1,309,750
1,570,000	Rackspace Hosting, Inc. - 144A (a)	8.625	11/15/2024	1,479,725
1,000,000	Solera LLC / Solera Finance, Inc. - 144A	10.500	3/1/2024	1,090,030
1,000,000	Veritas US Inc / Veritas Bermuda Ltd. - 144A (a)	10.500	2/1/2024	865,000
				16,352,645
	SOVEREIGN - 1.5%
55,000,000	Kommunalbanken AS - 144A	2.625	11/27/2019	54,848,010

	TELECOMMUNICATIONS - 3.3%
10,000,000	AT&T, Inc., 3 mo. LIBOR + 0.650% **	3.086	1/15/2020	10,038,651
2,900,000	CenturyLink, Inc.	5.625	4/1/2020	2,947,125
3,214,000	CenturyLink, Inc.	5.800	3/15/2022	3,218,178
1,200,000	Cincinnati Bell, Inc. - 144A	7.000	7/15/2024	1,083,000
28,559,000	Cisco Systems, Inc.	4.950	2/15/2019	28,739,577
1,200,000	Frontier Communications Corp. (a)	7.125	1/15/2023	804,000
1,600,000	Frontier Communications Corp. (a)	10.500	9/15/2022	1,340,000
3,200,000	Frontier Communications Corp. (a)	11.000	9/15/2025	2,360,000
1,000,000	Frontier Communications Corp. - 144A (a)	8.500	4/1/2026	932,500
400,000	Hughes Satellite Systems Corp.	6.625	8/1/2026	382,000
4,000,000	Hughes Satellite Systems Corp.	7.625	6/15/2021	4,252,000
1,600,000	Inmarsat Finance PLC - 144A	4.875	5/15/2022	1,575,232
400,000	Intelsat Luxembourg SA (a)	7.750	6/1/2021	380,000
1,800,000	Intelsat Luxembourg SA (a)	8.125	6/1/2023	1,524,375
1,200,000	Intelsat Jackson Holdings SA	5.500	8/1/2023	1,077,000
1,600,000	Intelsat Jackson Holdings SA - 144A	9.750	7/15/2025	1,680,000
740,000	Level 3 Financing, Inc.	5.125	5/1/2023	737,225
1,800,000	Level 3 Financing, Inc.	5.375	5/1/2025	1,761,750
33,424,000	Orange SA	2.750	2/6/2019	33,410,327
522,000	Qwest Corp.	6.750	12/1/2021	546,110
2,000,000	Sprint Communications, Inc.	6.000	11/15/2022	2,023,750
2,490,000	Sprint Corp.	7.125	6/15/2024	2,552,250
268,000	Sprint Corp.	7.250	9/15/2021	280,730
1,200,000	Sprint Corp.	7.625	2/15/2025	1,249,500
2,800,000	Sprint Corp.	7.875	9/15/2023	2,996,000
2,400,000	T-Mobile USA, Inc.	4.500	2/1/2026	2,249,256
6,701,000	T-Mobile USA, Inc.	6.375	3/1/2025	6,927,159
1,600,000	Wind Tre Spa - 144A	5.000	1/20/2026	1,369,760
				118,437,455

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2018

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 61.5% (continued)
	TOYS/GAMES/HOBBIES - 0.0%
1,200,000	Mattel, Inc. - 144A	6.750	12/31/2025	$1,152,000

	TRANSPORTATION - 0.0%
2,400,000	Navios Maritime Holdings Inc / Navios Maritime Finance II US, Inc. - 144A	7.375	1/15/2022	1,824,000

	TRUCKING & LEASING - 0.1%
543,000	Avolon Holdings Funding Ltd. - 144A	5.500	1/15/2023	541,642
838,000	Park Aerospace Holdings Ltd. - 144A	4.500	3/15/2023	799,351
3,060,000	Park Aerospace Holdings Ltd. - 144A	5.250	8/15/2022	3,048,525
				4,389,518
	TOTAL CORPORATE BONDS (Cost - $2,223,948,241)			2,214,813,879

	MUNICIPAL BONDS & NOTES - 1.9%
	CALIFORNIA - 0.3%
12,000,000	State of California	3.375	4/1/2025	11,979,360

	CONNECTICUT - 0.2%
1,000,000	State of Connecticut Special Tax Revenue	5.000	10/1/2031	1,107,915
5,000,000	State of Connecticut Special Tax Revenue	5.000	10/1/2032	5,517,725
				6,625,640
	KANSAS - 0.1%
3,000,000	Sedgwick County Unified School District No. 260	3.500	10/1/2036	2,842,575

	NEW JERSEY - 0.3%
11,375,000	New Jersey Transportation Trust Fund Authority	4.000	12/15/2037	11,165,700

	NEW YORK - 0.3%
9,000,000	New York State Dormitory Authority	5.000	3/15/2041	10,070,235

	PENNSYLVANIA - 0.7%
11,000,000	Commonwealth Financing Authority	5.000	6/1/2031	12,352,010
12,990,000	Commonwealth of Pennsylvania	4.000	4/1/2032	13,247,851
				25,599,861
	TOTAL MUNICIPAL BONDS & NOTES (Cost - $68,661,842)			68,283,371

	U.S. TREASURY NOTES - 15.1%
25,000,000	United States Treasury Notes	2.750	8/15/2021	24,878,906
80,000,000	United States Treasury Notes	2.750	9/15/2021	79,601,563
442,800,000	United States Treasury Notes	2.875	9/30/2023	440,542,756
	TOTAL U.S. TREASURY NOTES (Cost - $546,030,564)			545,023,225

	SHORT-TERM INVESTMENTS - 15.2%
	CERTIFICATES OF DEPOSITS - 2.4%
	BANKS - 2.4%
35,000,000	Canadian Imperial Bank of Commerce, New York, 3 mo. LIBOR + 0.410% **	2.748	9/20/2019	35,074,362
25,000,000	Royal Bank of Canada, New York, 3 mo. LIBOR + 0.150% **	2.595	1/18/2019	25,004,625
20,000,000	Svenska Handelsbanken, New York NY, 3 mo. LIBOR + 0.270% **	2.739	10/21/2019	20,015,148
5,000,000	Svenska Handelsbanken, New York NY, 3 mo. LIBOR + 0.210% **	2.751	2/1/2019	5,002,195
	TOTAL CERTIFICATES OF DEPOSITS (Cost - $85,000,000)			85,096,330

	COMMERCIAL PAPER - 0.7%
25,000,000	Ford Motor Credit Co.	0.000	4/8/2019	24,682,937
	TOTAL COMMERCIAL PAPER (Cost $24,664,250)

Shares
	MONEY MARKET FUNDS - 12.1%
437,830,889	Dreyfus Cash Management - Institutional Shares, 2.29% +	437,830,889
388,058	General Government Securities Money Market Fund, Class B, 1.20% +	388,058
	TOTAL MONEY MARKET FUNDS (Cost - $438,182,593)	438,218,947

	TOTAL SHORT-TERM INVESTMENTS (Cost - $547,846,843)	547,998,214

Contracts ^

		Strike Price	Expiration	Notional Amount
	OPTIONS PURCHASED* - 0.0%
	PUT OPTIONS PURCHASED - 0.0%
2,000	5-Year U.S. Treasury Note Futures	109.25	November-18	$218,500,000	—
250	5-Year U.S. Treasury Note Futures	109.50	November-18	27,375,000	1,950
	TOTAL OPTIONS PURCHASED (Cost $35,167)				1,950

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2018

Shares		Value
	COLLATERAL FOR SECURITIES LOANED - 1.9%
68,214,705	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Shares, 2.05% + (b)	$68,214,705
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $68,214,705)

	TOTAL INVESTMENTS - 97.2% (Cost - $3,513,999,825)	$3,503,544,257
	OTHER ASSETS LESS LIABILITIES - 2.8%	99,689,033
	NET ASSETS - 100.0%	$3,603,233,290

ETF - Exchange-Traded Fund

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

PLC - Public Limited Company

*	Non-income producing.

**	Variable rate security. Interest rate is as of October 31, 2018.

#	Affiliated Security.

^	Each option contract allows the Fund to sell 1 underlying futures contract.

+	Money market fund; interest rate reflects seven-day effective yield on October 31, 2018.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of such securities is $634,132,743 or 17.6% of net assets.

(a)	All or a portion of the security is on loan. Total loaned securities had a value of $70,183,994 at October 31, 2018.

(b)	Security purchased with cash proceeds of securities lending collateral. Non-cash collateral amounted to $4,342,247.

FUTURE CONTRACTS
			Notional Value at	Unrealized
Number of Contracts	Open Long Future Contracts	Expiration	October 31, 2018	Appreciation
1,300	U.S. 5-Year Treasury Notes	December-18	$146,097,900	$7,037
	TOTAL FUTURES CONTRACTS

TOTAL RETURN SWAPS
Notional Amount at	Number of					Unrealized
October 31, 2018	Shares	Reference Entity	Interest Rate Payable (1)	Termination Date	Counterparty	(Depreciation)
$85,100,000	1,000,000	iShares iBoxx High Yield Corporate Bond ETF	1 Mth USD LIBOR minus 200bp	11/15/2019	BAML	$(789,224)
97,785,198	1,135,321	iShares iBoxx High Yield Corporate Bond ETF	3 Mth USD LIBOR minus 80bp	10/30/2019	GS	(1,725,565)
49,301,673	572,410	iShares iBoxx High Yield Corporate Bond ETF	3 Mth USD LIBOR minus 55bp	10/30/2019	JPM	(890,155)
51,678,000	600,000	iShares iBoxx High Yield Corporate Bond ETF	3 Mth USD LIBOR minus 75bp	10/28/2019	MS	(922,662)
70,660,000	2,000,000	SPDR Bloomberg Barclays High Yield Bond ETF	1 Mth USD LIBOR minus 85bp	11/12/2019	BAML	(414,851)
66,651,300	1,854,000	SPDR Bloomberg Barclays High Yield Bond ETF	3 Mth USD LIBOR minus 15bp	10/30/2019	GS	(1,280,834)
65,680,650	1,827,000	SPDR Bloomberg Barclays High Yield Bond ETF	3 Mth USD LIBOR minus 3.44bp	10/28/2019	MS	(1,269,352)
						$(7,292,643)

BAML - Bank of America Merrill Lynch

GS - Goldman Sachs International

JPM - JPMorgan

MS - Morgan Stanley Capital Services LLC

(1)	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

OPEN CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION (2)(3)(4)
				Notional Value at		Upfront Premiums	Unrealized
Reference Entity	Counterparty	Termination Date	Interest Rate Payable	October 31, 2018	Fair Value	Paid	(Depreciation) (5)
CDX North American High Yield Series 31 V1	GS	12/20/2023	5.00%	$1,605,100,000	$93,725,534	$112,001,146	$(18,275,612)
CDX North American High Yield Series 31 V1	MS	12/20/2023	5.00%	391,000,000	22,831,402	25,258,334	$(2,426,932)
				$1,996,100,000	$116,556,936	$137,259,480	(20,702,544)

GS - Goldman Sachs

MS - Morgan Stanley

(2)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and receive the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(3)	For centrally cleared swaps, implied credit spread , represented in absolute terms, is utilized in determining the market value of the credit default swap contracts as of period end and will serve as an indicator of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Generally, wider credit spreads represent a perceived deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap contract.

(4)	For centrally cleared swaps, the notional amounts represents the maximum potential the Fund may pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the reference entity.

(5)	Unrealized depreciation includes purchased interest of $2,662,334.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2018

			Navigator		Navigator
	Navigator		Duration		Sentry
	Equity Hedged		Neutral Bond		Managed		Navigator Tactical
	Fund		Fund		Volatility Fund		Fixed Income Fund
Assets:
Investments in Securities at Cost (including affiliated securities of $3,815,422, $0, $0, and $35,839,512, respectively)	$46,747,377		$56,969,789		$8,469,242		$3,513,999,825
Investments in Securities at Value (including affiliated securities of $2,390,538, $0, $0, and $35,836,083, respectively)	44,088,809	(a)	55,621,682	(a)	8,859,644		3,503,544,257	(a)
Deposits with Broker	638,222		2,686,750		12,543,254		9,085,934
Cash held as Collateral for Swaps	—		—		—		57,835,902
Receivable for Securities Sold	1,870,497		—		35,975		—
Receivable for Fund Shares Sold	232,961		50,695		—		6,943,418
Dividends and Interest Receivable	20,052		443,947		1,824		19,779,966
Premiums Paid for Swap Contracts	—		—		—		137,259,480
Unrealized Appreciation on Futures Contracts	—		1,069,379		—		7,037
Prepaid Expenses and Other Assets	31,756		13,297		3,329		65,129
Total Assets	46,882,297		59,885,750		21,444,026		3,734,521,123

Liabilities:
Collateral on Securities Loaned	7,177,053		16,080		—		68,214,705
Securities Sold Short (proceeds of $0, $0, $43,090, and $0, respectively)	—		—		44,928		—
Option Contracts Written at Value (premiums received of $0, $0, $6,229,691 and $0, respectively)	—		—		6,621,870		—
Unrealized Depreciation on Swap Contracts	—		—		—		27,995,187
Payable for Securities Purchased	1,952,697		—		—		27,359,364
Payable for Fund Shares Redeemed	47,046		23,025		4,484		4,508,056
Accrued Advisory Fees	18,591		28,943		1,526		2,613,393
Accrued Distribution Fees	558		282		—		16,404
Payable to Related Parties	5,332		5,916		3,557		81,571
Accrued Expenses and Other Liabilities	49,385		44,915		33,388		499,153
Total Liabilities	9,250,662		119,161		6,709,753		131,287,833

Net Assets	$37,631,635		$59,766,589		$14,734,273		$3,603,233,290

Composition of Net Assets:
At October 31, 2018, Net Assets consisted of:
Paid-in-Capital	$41,826,576		$59,386,022		$58,017,569		$3,638,422,175
Accumulated Earnings (Loss)	(4,194,941)		380,567		(43,283,296)		(35,188,885)
Net Assets	$37,631,635		$59,766,589		$14,734,273		$3,603,233,290

Net Asset Value Per Share
Class A Shares:
Net Assets	$772,888		$489,775		$1,911		$33,078,876
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	93,615		47,682		1,209		3,287,623
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$8.26		$10.27		$1.58		$10.06
Maximum Offering Price Per Share (Maximum sales charge of 5.50%, 3.75%, 3.75% and 3.75%, respectively)	$8.74		$10.67		$1.64		$10.45

Class C Shares:
Net Assets	$446,016		$209,017		$2		$11,083,138
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	57,294		20,592		1		1,098,059
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$7.78		$10.15		$1.60	(b)	$10.09

Class I Shares:
Net Assets	$36,412,731		$59,067,797		$14,732,360		$3,559,071,276
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	4,443,965		5,771,382		9,234,338		353,883,329
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$8.19		$10.23		$1.60		$10.06

(a)	Includes loaned securities with a value of $5,807,915, $15,606 and $70,183,994, respectively.

(b)	NAV does not recalculate due to rounding.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF OPERATIONS

	Navigator Equity Hedged Fund		Navigator Duration Neutral Bond Fund

	For the Period	For the Year	For the Period	For the Year
	Ended	Ended	Ended	Ended
	October 31, 2018*	September 30, 2018	October 31, 2018*	September 30, 2018
Investment Income:
Dividend Income (including income on affiliated securities of $0, $0, $0 and $0)	$—	$631,098	$22,008	$80,316
Interest Income	1,458	25,224	142,791	1,417,031
Securities Lending - net	21,655	235,101	281	700
Total Investment Income	23,113	891,423	165,080	1,498,047

Expenses:
Investment Advisory Fees	26,445	324,077	32,974	582,800
Distribution Fees:
Class A	178	4,828	111	1,902
Class C	418	4,956	189	2,322
Administration Fees	4,566	53,494	5,830	63,766
Registration & Filing Fees	4,340	47,738	2,441	26,851
Shareholder Service Fees	2,481	27,649	1,619	19,078
Transfer Agent Fees	1,638	19,963	1,621	18,918
Audit Fees	1,537	16,909	1,537	16,909
Legal Fees	1,447	21,644	1,339	14,795
Chief Compliance Officer Fees	1,407	8,752	1,407	8,752
Trustees’ Fees	1,124	14,224	1,119	12,116
Custody Fees	1,039	9,105	976	10,741
Printing Expense	543	5,968	282	4,973
Insurance Expense	116	1,093	85	1,492
Miscellaneous Expenses	226	742	246	911
Total Expenses	47,505	561,142	51,776	786,326
Less: Expense waived by Advisor for Affiliated Holdings	(813)	(13,126)	—	—
Less: Expense waived by the Advisor	(8,250)	(76,204)	—	(30)
Net Expenses	38,442	471,812	51,776	786,296
Net Investment Income (Loss)	(15,329)	419,611	113,304	711,751

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments (including loss on affiliated securities of $0, $2,803,631, $0 and $0)	(811,424)	(20,008)	(80,770)	641,538
Futures Contracts	—	—	(210)	1,075,144
Options Purchased	—	—	—	(298,441)
Options Written	—	—	—	50,000
	(811,424)	(20,008)	(80,980)	1,468,241

Net Change in Unrealized Appreciation (Depreciation) on:
Investments (including gain on affiliated securities of $298,817, $2,282,830, $0 and $0)	(2,239,546)	1,511,382	(629,214)	(1,207,333)
Futures Contracts	—	—	330,281	383,192
Options Purchased	—	—	(24,220)	(64,062)
Options Written	—	—	—	—
	(2,239,546)	1,511,382	(323,153)	(888,203)

Net Realized and Unrealized Gain (Loss) on Investments	(3,050,970)	1,491,374	(404,133)	580,038

Net Increase (Decrease) in Net Assets Resulting From Operations	$(3,066,299)	$1,910,985	$(290,829)	$1,291,789

*	For the period October 1, 2018 to October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF OPERATIONS

	Navigator Sentry Managed Volatility Fund		Navigator Tactical Fixed Income Fund
	For the Period	For the Year	For the Period	For the Year
	Ended October 31,	Ended	Ended October 31,	Ended
	2018*	September 30, 2018	2018*	September 30, 2018

Investment Income:

Dividend Income (including income on affiliated securities of $0, $0, $0 and $594,616)	$—	$—	$761,106	$7,443,863
Interest Income	2,421	64,297	9,039,250	52,843,268
Securities Lending - net	—	—	61,511	858,460
Total Investment Income	2,421	64,297	9,861,867	61,145,591

Expenses:
Investment Advisory Fees	11,055	122,263	2,745,130	21,340,106
Distribution Fees:
Class A	—	4	7,589	103,661
Class C	—	—	9,926	102,084
Administration Fees	4,295	55,506	67,285	642,149
Registration & Filing Fees	2,080	22,873	3,978	43,760
Transfer Agent Fees	1,628	17,903	25,337	360,769
Audit Fees	1,537	16,909	1,537	16,909
Chief Compliance Officer Fees	1,436	13,925	6,257	25,856
Trustees’ Fees	1,123	14,262	1,085	11,935
Legal Fees	1,056	11,243	3,222	23,117
Shareholder Service Fees	963	9,730	206,027	1,974,164
Custody Fees	441	4,863	30,575	210,021
Printing Expense	184	1,489	15,471	179,348
Insurance Expense	37	497	5,884	19,889
Interest Expense	—	217	—	—
Miscellaneous Expenses	223	1,989	4,346	49,170
Total Expenses	26,058	293,673	3,133,649	25,102,938
Less: Expense waived by Advisor for Affiliated Holdings	—	—	(25,110)	(292,911)
Less: Expense waived by the Advisor	(9,750)	(113,601)	—	—
Net Expenses	16,308	180,072	3,108,539	24,810,027
Net Investment Income (Loss)	(13,887)	(115,775)	6,753,328	36,335,564

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments (including loss on affiliated securities of $0, $0, $0 and $0)	40	—	(1,122,709)	(6,681,996)
Distribution of Realized Gains From Underlying Investment Companies	—	—	—	173,537
Securities Sold Short	(631,198)	(1,860,285)	—	—
Futures Contracts	—	—	99,353	(4,558,085)
Swap Contracts	—	—	(5,349,765)	71,024,899
Options Purchased	4,193,124	(19,977,938)	—	(50,407)
Options Written	(1,734,076)	18,481,866	—	—
	1,827,890	(3,356,357)	(6,373,121)	59,907,948

Net Change in Unrealized Appreciation (Depreciation) on:
Investments (including gain (loss) on affiliated securities of $0, $0, $(175,151) and $171,680))	(1,838)	—	(12,492,697)	1,350,362
Futures Contracts	—	—	(254,675)	769,066
Swap Contracts	—	—	(36,138,577)	(5,796,769)
Options Purchased	719,599	148,255	(15,628)	(17,586)
Options Written	(668,261)	(38,730)	—	—
	49,500	109,525	(48,901,577)	(3,694,927)

Net Realized and Unrealized Gain (Loss) on Investments	1,877,390	(3,246,832)	(55,274,698)	56,213,021

Net Increase (Decrease) in Net Assets Resulting From Operations	$1,863,503	$(3,362,607)	$(48,521,370)	$92,548,585

*	For the period October 1, 2018 to October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Navigator Equity Hedged Fund
	For the Period	For the Year	For the Year
	Ended	Ended	Ended
	October 31, 2018*	September 30, 2018	September 30, 2017
Operations:
Net Investment Income (Loss)	$(15,329)	$419,611	$367,495
Net Realized Gain (Loss) on Investments	(811,424)	(20,008)	5,882,504
Distribution of Realized Gains From Underlying Investment Companies	—	—	914
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,239,546)	1,511,382	(1,465,630)
Net increase (decrease) in net assets resulting from operations	(3,066,299)	1,910,985	4,785,283

Distributions to Shareholders:
From Net Investment Income:
Class A	—	(1,000)	(63,815)
Class C	—	(2,908)	—
Class I	—	(676,810)	(331,488)
Net Realized Gains
Class A	—	(152,035)	—
Class C	—	(66,259)	—
Class I	—	(5,204,308)	—
Net decrease in net assets resulting from distributions to shareholders	—	(6,103,320)	(395,303)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	32,619	359,379	5,395,616
Class C	5,325	3,500	41,250
Class I	944,672	21,835,408	7,862,757
Distributions Reinvested:
Class A	—	118,070	63,815
Class C	—	62,709	—
Class I	—	5,805,927	313,831
Cost of Shares Redeemed:
Class A	(9,987)	(11,088,248)	(1,981,807)
Class C	(6,019)	(36,706)	(385,901)
Class I	(1,619,682)	(15,638,825)	(13,684,968)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(653,072)	1,421,214	(2,375,407)

Increase (Decrease) in Net Assets	(3,719,371)	(2,771,121)	2,014,573

Net Assets:
Beginning of Period	41,351,006	44,122,127	42,107,554
End of Period **	$37,631,635	$41,351,006	$44,122,127

** Net Assets- End of Period includes accumulated net investment income of $105,470 and $367,269 as of September 30, 2018 and September 30, 2017, respectively.

SHARE ACTIVITY
Class A:
Shares Sold	3,811	37,145	582,897
Shares Reinvested	—	13,401	7,028
Shares Redeemed	(1,175)	(1,131,639)	(213,357)
Net increase (decrease) in shares of beneficial interest outstanding	2,636	(1,081,093)	376,568

Class C:
Shares Sold	652	403	4,423
Shares Reinvested	—	7,502	—
Shares Redeemed	(763)	(4,319)	(43,433)
Net increase (decrease) in shares of beneficial interest outstanding	(111)	3,586	(39,010)

Class I:
Shares Sold	112,920	2,306,970	849,245
Shares Reinvested	—	665,054	34,411
Shares Redeemed	(191,169)	(1,716,795)	(1,482,265)
Net increase (decrease) in shares of beneficial interest outstanding	(78,249)	1,255,229	(598,609)

*	For the period October 1, 2018 to October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Duration Neutral Bond Fund
	For the Period	For the Year	For the Year
	Ended	Ended	Ended
	October 31, 2018*	September 30, 2018	September 30, 2017
Operations:

Net Investment Income	$113,304	$711,751	$948,911
Net Realized Gain (loss) on Investments, Options and Futures Contracts	(80,980)	1,468,241	3,801,461
Net Change in Unrealized Depreciation on Investments, Options, and Futures Contracts	(323,153)	(888,203)	(2,817,570)
Net increase (decrease) in net assets resulting from operations	(290,829)	1,291,789	1,932,802

Distributions to Shareholders:
From Net Investment Income:
Class A	—	(5,759)	(15,361)
Class C	—	(599)	(2,732)
Class I	—	(700,654)	(924,986)
From Net Realized Gains:
Class A	—	(4,203)	—
Class C	—	(1,372)	—
Class I	—	(289,099)	—
Net decrease in net assets resulting from distributions to shareholders	—	(1,001,686)	(943,079)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	—	50,013	125,123
Class C	—	5,150	50,000
Class I	880,635	9,437,974	6,001,817
Distributions Reinvested:
Class A	—	9,961	15,361
Class C	—	1,971	2,732
Class I	—	938,977	900,662
Cost of Shares Redeemed:
Class A	—	(591,259)	(510,227)
Class C	—	(119,882)	(258,296)
Class I	(1,478,444)	(6,448,178)	(29,599,684)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(597,809)	3,284,727	(23,272,512)

Increase (Decrease) in Net Assets	(888,638)	3,574,830	(22,282,789)

Net Assets:
Beginning of Period	60,655,227	57,080,397	79,363,186
End of Period **	$59,766,589	$60,655,227	$57,080,397

** Net Assets- End of Period includes accumulated net investment income of $10,571 and $5,832 as of September 30, 2018 and September 30, 2017, respectively.

SHARE ACTIVITY
Class A:
Shares Sold	—	4,836	12,323
Shares Reinvested	—	968	1,505
Shares Redeemed	—	(57,213)	(50,094)
Net decrease in shares of beneficial interest outstanding	—	(51,409)	(36,266)

Class C:
Shares Sold	—	505	4,965
Shares Reinvested	—	194	271
Shares Redeemed	—	(11,753)	(25,547)
Net decrease in shares of beneficial interest outstanding	—	(11,054)	(20,311)

Class I:
Shares Sold	85,905	917,694	589,972
Shares Reinvested	—	91,562	88,470
Shares Redeemed	(144,371)	(626,728)	(2,902,329)
Net increase (decrease) in shares of beneficial interest outstanding	(58,466)	382,528	(2,223,887)

*	For the period October 1, 2018 to October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Sentry Managed Volatility Fund
	For the Period	For the Year	For the Year
	Ended	Ended	Ended
	October 31, 2018*	September 30, 2018	September 30, 2017
Operations:
Net Investment Loss	$(13,887)	$(115,775)	$(157,223)
Net Realized Income (Loss) on Investments and Options	1,827,890	(3,356,357)	(12,378,890)
Net Change in Unrealized Appreciation on Investments and Options	49,500	109,525	272,396
Net increase (decrease) in net assets resulting from operations	1,863,503	(3,362,607)	(12,263,717)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class I	91,325	13,748,133	14,851,193
Cost of Shares Redeemed:
Class I	(363,623)	(9,527,002)	(11,164,914)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(272,298)	4,221,131	3,686,279

Increase (Decrease) in Net Assets	1,591,205	858,524	(8,577,438)

Net Assets:
Beginning of Period	13,143,068	12,284,544	20,861,982
End of Period **	$14,734,273	$13,143,068	$12,284,544

** Net Assets- End of Period includes accumulated net investment loss of $103,336 and $105,022 as of September 30, 2018 and September 30, 2017, respectively.

SHARE ACTIVITY
Class I:
Shares Sold	57,197	9,080,564	4,677,312
Shares Redeemed	(232,492)	(5,875,350)	(3,456,201)
Net increase (decrease) in shares of beneficial interest outstanding	(175,295)	3,205,214	1,221,111

*	For the period October 1, 2018 to October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Tactical Fixed Income Fund
	For the Period	For the Year	For the Year
	Ended	Ended	Ended
	October 31, 2018*	September 30, 2018	September 30, 2017
Operations:
Net Investment Income	$6,753,328	$36,335,564	$5,654,561
Net Realized Gain (Loss) on Investments, Swaps, Options and Futures Contracts	(6,373,121)	59,734,411	39,546,872
Distribution of Realized Gains From Underlying Investment Companies	—	173,537	—
Net Change in Unrealized Appreciation (Depreciation) on Investments, Swaps,
Options and Futures Contracts	(48,901,577)	(3,694,927)	3,018,630
Net increase (decrease) in net assets resulting from operations	(48,521,370)	92,548,585	48,220,063

Distributions to Shareholders:
From Net Investment Income:
Class A	—	(1,610,257)	(1,387,438)
Class C	—	(323,546)	(210,379)
Class I	—	(93,836,650)	(23,749,630)
From Net Realized Gains:
Class A	—	(663,645)	(936,796)
Class C	—	(169,376)	(171,711)
Class I	—	(15,251,334)	(12,828,720)
Net decrease in net assets resulting from distributions to shareholders	—	(111,854,808)	(39,284,674)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	2,383,606	23,694,071	32,701,617
Class C	292,056	3,656,690	4,066,148
Class I	174,411,232	3,254,032,832	523,600,208
Distributions Reinvested:
Class A	—	2,116,384	2,163,779
Class C	—	443,045	347,550
Class I	—	81,433,636	35,845,470
Cost of Shares Redeemed:
Class A	(4,569,137)	(27,946,866)	(29,347,296)
Class C	(52,249)	(1,993,096)	(1,358,831)
Class I	(81,631,859)	(633,171,920)	(146,887,097)
Net increase in net assets resulting from shares of beneficial interest	90,833,649	2,702,264,776	421,131,548

Increase in Net Assets	42,312,279	2,682,958,553	430,066,937

Net Assets:
Beginning of Period	3,560,921,011	877,962,458	447,895,521
End of Period **	$3,603,233,290	$3,560,921,011	$877,962,458

** Net Assets- End of Period includes accumulated net investment income (loss) of $(92,982) and $439,444 as of September 30, 2018 and September 30, 2017, respectively.

SHARE ACTIVITY
Class A:
Shares Sold	236,428	2,323,323	3,144,115
Shares Reinvested	—	208,920	210,037
Shares Redeemed	(452,371)	(2,731,138)	(2,813,871)
Net increase (decrease) in shares of beneficial interest outstanding	(215,943)	(198,895)	540,281

Class C:
Shares Sold	28,864	355,555	389,602
Shares Reinvested	—	43,476	33,716
Shares Redeemed	(5,161)	(194,473)	(130,518)
Net increase in shares of beneficial interest outstanding	23,703	204,558	292,800

Class I:
Shares Sold	17,256,675	320,301,107	50,170,248
Shares Reinvested	—	8,044,448	3,468,972
Shares Redeemed	(8,078,257)	(62,409,789)	(14,064,923)
Net increase in shares of beneficial interest outstanding	9,178,418	265,935,766	39,574,297

*	For the period October 1, 2018 to October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Equity Hedged Fund - Class A
	For the		For the	For the	For the		For the	For the
	Period Ended		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31, 2018*		September 30, 2018	September 30, 2017	September 30, 2016		September 30, 2015	September 30, 2014
Net Asset Value, Beginning of Period/Year	$8.93		$9.78	$8.83	$8.72		$9.60	$9.61
From Operations:
Net investment income (loss) (a)	(0.01)		0.01	0.06	0.06		0.02	0.02
Net gain (loss) from securities (both realized and unrealized)	(0.66)		0.39	0.97	0.35		(0.50)	0.25
Total from operations	(0.67)		0.40	1.03	0.41		(0.48)	0.27
Distributions to shareholders from:
Net investment income	—		(0.01)	(0.08)	(0.03)		(0.01)	—
Net realized gains	—		(1.24)	—	(0.27)		(0.39)	(0.28)
Total distributions	—		(1.25)	(0.08)	(0.30)		(0.40)	(0.28)
Net Asset Value, End of Period/Year	$8.26		$8.93	$9.78	$8.83		$8.72	$9.60
Total Return (b)	(7.50	)% (i)	4.22%	11.68%	4.83%		(5.37)%	2.84%
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$773		$812	$11,465	$7,022		$3,838	$3,858
Ratio of expenses to average net assets, before waivers/reimbursement (c)	1.59	% (h)	1.48%	1.53%	1.37	% (g)	1.41%	1.31%
net of waivers/reimbursement (c)	1.33	% (h)	1.31%	1.32%	1.37	% (g)	1.35%	1.34	% (e)
Ratio of net investment income (loss) to average net assets (c)(d)	(0.67	)% (h)	0.11%	0.68%	0.67%		0.26%	0.24%
Portfolio turnover rate	33	% (i)	490%	371%	363%		292%	353%

	Navigator Equity Hedged Fund - Class C
	For the		For the	For the	For the		For the	For the
	Period Ended		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31, 2018*		September 30, 2018	September 30, 2017	September 30, 2016		September 30, 2015	September 30, 2014
Net Asset Value, Beginning of Period/Year	$8.42		$9.41	$8.48	$8.42		$9.34	$9.43
From Operations:
Net investment income (loss) (a)	(0.01)		0.00 (f)	(0.01)	(0.01)		(0.05)	(0.06)
Net gain (loss) from securities (both realized and unrealized)	(0.63)		0.29	0.94	0.34		(0.48)	0.25
Total from operations	(0.64)		0.29	0.93	0.33		(0.53)	0.19
Distributions to shareholders from:
Net Investment Income	—		(0.04)	—	—		—	—
Net realized gains	—		(1.24)	—	(0.27)		(0.39)	(0.28)
Total distributions	—		(1.28)	—	(0.27)		(0.39)	(0.28)
Net Asset Value, End of Period/Year	$7.78		$8.42	$9.41	$8.48		$8.42	$9.34
Total Return (b)	(7.60	)% (i)	3.31%	10.97%	4.04%		(6.05)%	2.02%
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$446		$484	$506	$787		$1,228	$1,791
Ratio of expenses to average net assets, before waivers/reimbursement (c)	2.34	% (h)	2.27%	2.28%	2.24	% (g)	2.16%	2.06%
net of waivers/reimbursement (c)	2.08	% (h)	2.06%	2.07%	2.12	% (g)	2.10%	2.09	% (e)
Ratio of net investment income (loss) to average net assets (c)(d)	(1.42	)% (h)	0.01%	(0.07)%	(0.11)%		(0.57)%	(0.62)%
Portfolio turnover rate	33	% (i)	490%	371%	363%		292%	353%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Does not include the expenses of other investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Represents the ratio of expenses to average net assets inclusive of advisor’s recapture of waived/reimbursed fees from prior periods.

(f)	Per share amount represents less than $0.01 per share.

(g)	Ratio includes 0.02% attributed to interest expense.

(h)	Annualized.

(i)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Equity Hedged Fund - Class I
	For the		For the	For the	For the		For the	For the
	Period Ended		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31, 2018*		September 30, 2018	September 30, 2017	September 30, 2016		September 30, 2015	September 30, 2014
Net Asset Value, Beginning of Period/Year	$8.86		$9.84	$8.87	$8.76		$9.64	$9.65
From Operations:
Net investment income (loss) (a)	(0.00	) (i)	0.09	0.09	0.08		0.04	0.04
Net gain (loss) from securities (both realized and unrealized)	(0.67)		0.31	0.97	0.35		(0.50)	0.25
Total from operations	(0.67)		0.40	1.06	0.43		(0.46)	0.29
Distributions to shareholders from:
Net investment income	—		(0.14)	(0.09)	(0.05)		(0.03)	(0.02)
Net realized gains	—		(1.24)	—	(0.27)		(0.39)	(0.28)
Total distributions	—		(1.38)	(0.09)	(0.32)		(0.42)	(0.30)
Net Asset Value, End of Period/Year	$8.19		$8.86	$9.84	$8.87		$8.76	$9.64
Total Return (b)	(7.56	)% (h)	4.46%	12.04%	5.01%		(5.10)%	3.01%
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$36,413		$40,055	$32,151	$34,298		$45,675	$72,695
Ratio of expenses to average net assets, before waivers/reimbursement (c)	1.34	% (g)	1.27%	1.28%	1.24	% (f)	1.16%	1.06%
net of waivers/reimbursement (c)	1.08	% (g)	1.06%	1.07%	1.12	% (f)	1.10%	1.09	% (e)
Ratio of net investment income (loss) to average net assets (c)(d)	(0.42	)% (g)	1.02%	0.94%	0.91%		0.43%	0.43%
Portfolio turnover rate	33	% (h)	490%	371%	363%		292%	353%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of other investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Represents the ratio of expenses to average net assets inclusive of advisor’s recapture of waived/reimbursed fees from prior periods.

(f)	Ratio includes 0.02% attributed to interest expense.

(g)	Annualized.

(h)	Not annualized.

(i)	Per share amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Duration Neutral Bond Fund - Class A
	For the		For the	For the	For the		For the	For the
	Period Ended		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31, 2018*		September 30, 2018	September 30, 2017	September 30, 2016		September 30, 2015	September 30, 2014
Net Asset Value, Beginning of Period/Year	$10.32		$10.27	$10.13	$10.03		$10.42	$10.00
From Operations:
Net investment income (a)	0.02		0.09	0.13	0.13		0.13	0.13
Net gain (loss) from securities (both realized and unrealized)	(0.07)		0.10	0.15	0.10		(0.36)	0.35
Total from operations	(0.05)		0.19	0.28	0.23		(0.23)	0.48
Distributions to shareholders from:
Net investment income	—		(0.09)	(0.14)	(0.13)		(0.12)	(0.06)
Net realized gains	—		(0.05)	—	—		(0.04)	—
Total distributions	—		(0.14)	(0.14)	(0.13)		(0.16)	(0.06)
Net Asset Value, End of Period/Year	$10.27		$10.32	$10.27	$10.13		$10.03	$10.42
Total Return (b)	(0.48	)% (h)	1.92%	2.82%	2.28%		(2.18)%	4.82%
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$490		$492	$1,017	$1,371		$1,362	$306
Ratio of expenses to average net assets, before waivers/reimbursement/recapture (c)	1.19	% (g)	1.60%	1.60%	1.61%		1.90%	2.56	% (e)
net of waivers/reimbursement/recapture (c)	1.19	% (g)	1.60%	1.60%	1.68	% (f)	1.90%	2.01	% (e)
Ratio of net investment income to average net assets (c)(d)	1.84	% (g)	0.91%	1.31%	1.26%		1.32%	1.25%
Portfolio turnover rate	4	% (h)	177%	39%	97%		81%	281%

	Navigator Duration Neutral Bond Fund - Class C
	For the		For the	For the	For the		For the	For the
	Period Ended		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31, 2018*		September 30, 2018	September 30, 2017	September 30, 2016		September 30, 2015	September 30, 2014
Net Asset Value, Beginning of Period/Year	$10.21		$10.17	$10.05	$9.96		$10.36	$10.00
From Operations:
Net investment income (a)	0.01		0.02	0.06	0.05		0.06	0.06
Net gain (loss) from securities (both realized and unrealized)	(0.07)		0.10	0.14	0.11		(0.37)	0.37
Total from operations	(0.06)		0.12	0.20	0.16		(0.31)	0.43
Distributions to shareholders from:
Net investment income	—		(0.03)	(0.08)	(0.07)		(0.05)	(0.07)
Net realized gains	—		(0.05)	—	—		(0.04)	—
Total distributions	—		(0.08)	(0.08)	(0.07)		(0.09)	(0.07)
Net Asset Value, End of Period/Year	$10.15		$10.21	$10.17	$10.05		$9.96	$10.36
Total Return (b)	(0.59	)% (h)	1.21%	1.95%	1.56%		(2.95)%	4.29%
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$209		$210	$322	$522		$767	$398
Ratio of expenses to average net assets, before waivers/reimbursement/recapture (c)	1.94	% (g)	2.35%	2.35%	2.39%		2.65%	3.15	% (e)
net of waivers/reimbursement/recapture (c)	1.94	% (g)	2.35%	2.35%	2.45	% (f)	2.65%	2.71	% (e)
Ratio of net investment income to average net assets (c)(d)	1.09	% (g)	0.17%	0.56%	0.46%		0.55%	0.53%
Portfolio turnover rate	4	% (h)	177%	39%	97%		81%	281%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Does not include the expenses of other investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Ratio includes, 0.11% and 0.06% for the year ended September 30, 2014 attributed to interest expense, for Class A and C, respectively.

(f)	Represents the ratio of expenses to average net assets inclusive of advisor’s recapture of waived/reimbursed fees from prior periods.

(g)	Annualized.

(h)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Duration Neutral Bond Fund - Class I
	For the		For the	For the	For the		For the	For the
	Period Ended		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	October 31, 2018*		September 30, 2018	September 30, 2017	September 30, 2016		September 30, 2015	September 30, 2014
Net Asset Value, Beginning of Period/Year	$10.28		$10.23	$10.10	$10.00		$10.39	$10.00
From Operations:
Net investment income (a)	0.02		0.13	0.16	0.15		0.16	0.12
Net gain (loss) from securities (both realized and unrealized)	(0.07)		0.09	0.14	0.11		(0.37)	0.38
Total from operations	(0.05)		0.22	0.30	0.26		(0.21)	0.50
Distributions to shareholders from:
Net investment income	—		(0.12)	(0.17)	(0.16)		(0.14)	(0.11)
Net realized gains	—		(0.05)	—	—		(0.04)	—
Total distributions	—		(0.17)	(0.17)	(0.16)		(0.18)	(0.11)
Net Asset Value, End of Period/Year	$10.23		$10.28	$10.23	$10.10		$10.00	$10.39
Total Return (b)	(0.49	)% (h)	2.23%	2.99%	2.55%		(2.03)%	5.03%
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$59,068		$59,953	$55,741	$77,470		$72,143	$29,837
Ratio of expenses to average net assets, before waivers/reimbursement/recapture (c)	0.95	% (g)	1.35%	1.35%	1.35%		1.65%	2.21	% (e)
net of waivers/reimbursement/recapture (c)	0.95	% (g)	1.35%	1.35%	1.42	% (f)	1.65%	1.71	% (e)
Ratio of net investment income to average net assets (c)(d)	2.09	% (g)	1.22%	1.55%	1.50%		1.55%	1.16%
Portfolio turnover rate	4	% (h)	177%	39%	97%		81%	281%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of other investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Ratio includes 0.06% for the year ended September 30, 2014 attributed to interest expense for Class I.

(f)	Represents the ratio of expenses to average net assets inclusive of advisor’s recapture of waived/reimbursed fees from prior periods.

(g)	Annualized.

(h)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Sentry Managed Volatility Fund - Class A
	For the		For the		For the		For the		For the	For the Period
	Period Ended		Year Ended		Year Ended		Year Ended		Year Ended	March 6, 2014* to
	October 31, 2018**		September 30, 2018		September 30, 2017		September 30, 2016		September 30, 2015	September 30, 2014
Net Asset Value, Beginning of Period/Year	$1.38		$1.97		$4.16		$6.86		$7.83	$10.00
From Operations:
Net investment loss (a)	(0.00	) (g)	(0.02)		(0.04)		(0.08)		(0.10)	(0.00	) (g)
Net loss from securities (both realized and unrealized)	0.20		(0.57)		(2.15)		(2.62)		(0.87)	(2.17)
Total from operations	0.20		(0.59)		(2.19)		(2.70)		(0.97)	(2.17)
Net Asset Value, End of Period/Year	$1.58		$1.38		$1.97		$4.16		$6.86	$7.83
Total Return (b)	14.49	% (d)	(29.95)%		(52.64)%		(39.36)%		(12.39)%	(21.70	)% (d)
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$2		$2		$2		$5		$8	$8	(h)
Ratio of expenses to average net assets, before waiver/reimbursement (e)	1.74	% (c)	2.29%		2.17	% (i)	1.90	% (i)	1.66%	1.65	% (c)
net of waivers/reimbursement (e)	0.99	% (c)	1.50%		1.56	% (i)	1.65	% (i)	1.50%	1.50	% (c)
Ratio of net investment loss to average net assets (e)(f)	(1.19	)% (c)	(1.03)%		(1.16)%		(1.57)%		(1.50)%	(1.50	)% (c)
Portfolio turnover rate	0	% (d)	0%		0%		3,321%		84,387%	148	% (d)

	Navigator Sentry Managed Volatility Fund - Class C
	For the		For the		For the		For the		For the	For the Period
	Period Ended		Year Ended		Year Ended		Year Ended		Year Ended	March 6, 2014* to
	October 31, 2018**		September 30, 2018		September 30, 2017		September 30, 2016		September 30, 2015	September 30, 2014
Net Asset Value, Beginning of Period/Year	$1.40		$1.98		$4.19		$6.87		$7.83	$10.00
From Operations:
Net investment loss (a)	(0.00	) (g)	(0.00	) (g)	—		—		—	(0.00	) (g)
Net loss from securities (both realized and unrealized)	0.20		(0.58)		(2.21)		(2.68)		(0.96)	(2.17)
Total from operations	0.20		(0.58)		(2.21)		(2.68)		(0.96)	(2.17)
Net Asset Value, End of Period/Year	$1.60		$1.40		$1.98		$4.19		$6.87	$7.83
Total Return (b)	14.29	% (d)	(29.29)%		(52.74)%		(39.01)%		(12.26)%	(21.70	)% (d)
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$2	(h)	$1	(h)	$2	(h)	$4	(h)	$7 (h)	$8	(h)
Ratio of expenses to average net assets, before waivers/reimbursement (e)	2.99	% (c)	3.04	% (j)	2.92	% (i)	2.65	% (i)	2.41%	2.40	% (c)
net of waivers/reimbursement (e)	2.25	% (c)	2.25	% (j)	2.31	% (i)	2.40	% (i)	2.25%	2.25	% (c)
Ratio of net investment loss to average net assets (e)(f)	(2.25	)% (c)	(2.25)%		(2.25)%		(2.32)%		(2.25)%	(2.25	)% (c)
Portfolio turnover rate	0	% (d)	0%		0%		3,321%		84,387%	148	% (d)

*	Commencement of operations.

**	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Amount is actual; not presented in thousands.

(i)	Ratio includes 0.15% and 0.06%, respectively, for the years ended September 30, 2016 and 2017 attributed to interest expense.

(j)	Ratio includes less than 0.01% of the interest expense.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Sentry Managed Volatility Fund - Class I
	For the		For the	For the		For the		For the	For the Period
	Period Ended		Year Ended	Year Ended		Year Ended		Year Ended	March 6, 2014* to
	October 31, 2018**		September 30, 2018	September 30, 2017		September 30, 2016		September 30, 2015	September 30, 2014
Net Asset Value, Beginning of Period/Year	$1.40		$1.98	$4.19		$6.87		$7.83	$10.00
From Operations:
Net investment loss (a)	(0.00	) (h)	(0.01)	(0.03)		(0.07)		(0.09)	(0.06)
Net gain (loss) from securities (both realized and unrealized)	0.20		(0.57)	(2.18)		(2.61)		(0.87)	(2.11)
Total from operations	0.20		(0.58)	(2.21)		(2.68)		(0.96)	(2.17)
Net Asset Value, End of Period/Year	$1.60		$1.40	$1.98		$4.19		$6.87	$7.83
Total Return (b)	14.29	% (d)	(29.29)%	(52.74)%		(39.01)%		(12.26)%	(21.70	)% (d)
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$14,732		$13,141	$12,282		$20,857		$37,584	$48,469
Ratio of expenses to average net assets, before waivers/reimbursement (e)	1.99	% (c)	2.04%	1.96	% (g)	1.65	% (g)	1.41%	1.40	% (c)
net of waivers/reimbursement (e)	1.25	% (c)	1.25%	1.31	% (g)	1.40	% (g)	1.25%	1.25	% (c)
Ratio of net investment loss to average net assets (e)(f)	(1.06	)% (c)	(0.80)%	(0.95)%		(1.32)%		(1.25)%	(1.22	)% (c)
Portfolio turnover rate	0	% (d)	0%	0%		3,321%		84,387%	148	% (d)

*	Commencement of operations.

**	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Ratio includes 0.15% and 0.06%, respectively, for the years ended September 30, 2016 and 2017 attributed to interest expense.

(h)	Per share amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Tactical Fixed Income Fund - Class A
	For the		For the	For the	For the		For the		For the Period
	Period Ended		Year Ended	Year Ended	Year Ended		Year Ended		March 27, 2014* to
	October 31, 2018**		September 30, 2018	September 30, 2017	September 30, 2016		September 30, 2015		September 30, 2014
Net Asset Value, Beginning of Period/Year	$10.20		$10.52	$10.42	$9.55		$9.79		$10.00
From Operations:
Net investment income (a)	0.02		0.11	0.06	0.22		0.18		0.20
Net gain (loss) from securities (both realized and unrealized)	(0.16)		0.18	0.65	0.95		(0.23)		(0.24)
Total from operations	(0.14)		0.29	0.71	1.17		(0.05)		(0.04)
Distributions to shareholders from:
Net investment income	—		(0.43)	(0.35)	(0.30)		(0.19)		(0.17)
Net realized gains	—		(0.18)	(0.26)	—		(0.00	) (g)	—
Total distributions	—		(0.61)	(0.61)	(0.30)		(0.19)		(0.17)
Net Asset Value, End of Period/Year	$10.06		$10.20	$10.52	$10.42		$9.55		$9.79
Total Return (b)	(1.37	)% (d)	2.82%	7.06%	12.38%		(0.54)%		(0.40	)% (d)
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$33,079		$35,743	$38,935	$32,937		$26,529		$7,652
Ratio of expenses to average net assets, before waivers/reimbursement (e)	1.21	% (c)	1.25%	1.28%	1.31%		1.31%		1.54	% (c)
net of waivers/reimbursement (e)	1.20	% (c)	1.24%	1.24%	1.22	% (h)	1.21%		1.48	% (c)
Ratio of net investment income to average net assets (e)(f)	2.05	% (c)	1.08%	0.69%	2.24%		1.82%		3.90	% (c)
Portfolio turnover rate	15	% (d)	148%	278%	302%		402%		7	% (d)

	Navigator Tactical Fixed Income Fund - Class C
	For the		For the	For the	For the		For the		For the Period
	Period Ended		Year Ended	Year Ended	Year Ended		Year Ended		March 27, 2014* to
	October 31, 2018**		September 30, 2018	September 30, 2017	September 30, 2016		September 30, 2015		September 30, 2014
Net Asset Value, Beginning of Period/Year	$10.24		$10.53	$10.43	$9.56		$9.78		$10.00
From Operations:
Net investment income (loss) (a)	0.01		0.03	(0.01)	0.15		0.10		0.16
Net gain (loss) from securities (both realized and unrealized)	(0.16)		0.18	0.65	0.95		(0.23)		(0.23)
Total from operations	(0.15)		0.21	0.64	1.10		(0.13)		(0.07)
Distributions to shareholders from:
Net investment income	—		(0.32)	(0.28)	(0.23)		(0.09)		(0.15)
Net realized gains	—		(0.18)	(0.26)	—		(0.00	) (g)	—
Total distributions	—		(0.50)	(0.54)	(0.23)		(0.09)		(0.15)
Net Asset Value, End of Period/Year	$10.09		$10.24	$10.53	$10.43		$9.56		$9.78
Total Return (b)	(1.46	)% (d)	2.06%	6.30%	11.60%		(1.28)%		(0.71	)% (d)
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$11,083		$11,002	$9,155	$6,016		$2,983		$1,236
Ratio of expenses to average net assets, before waivers/reimbursement (e)	1.96	% (c)	2.00%	2.03%	2.06%		2.06%		3.37	% (c)
net of waivers/reimbursement (e)	1.96	% (c)	1.99%	1.99%	1.97	% (h)	1.96%		2.23	% (c)
Ratio of net investment income (loss) to average net assets (e)(f)	1.27	% (c)	0.33%	(0.09)%	1.51%		1.04%		3.07	% (c)
Portfolio turnover rate	15	% (d)	148%	278%	302%		402%		7	% (d)

*	Commencement of operations.

**	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Represents the ratio of expenses to average net assets inclusive of advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Tactical Fixed Income Fund - Class I
	For the		For the	For the	For the		For the		For the Period
	Period Ended		Year Ended	Year Ended	Year Ended		Year Ended		March 27, 2014* to
	October 31, 2018**		September 30, 2018	September 30, 2017	September 30, 2016		September 30, 2015		September 30, 2014
Net Asset Value, Beginning of Period/Year	$10.19		$10.54	$10.43	$9.56		$9.81		$10.00
From Operations:
Net investment income (a)	0.02		0.15	0.09	0.25		0.19		0.21
Net gain (loss) from securities (both realized and unrealized)	(0.15)		0.16	0.66	0.94		(0.22)		(0.22)
Total from operations	(0.13)		0.31	0.75	1.19		(0.03)		(0.01)
Distributions to shareholders from:
Net investment income	—		(0.48)	(0.38)	(0.32)		(0.22)		(0.18)
Net realized gains	—		(0.18)	(0.26)	—		(0.00	) (g)	—
Total distributions	—		(0.66)	(0.64)	(0.32)		(0.22)		(0.18)
Net Asset Value, End of Period/Year	$10.06		$10.19	$10.54	$10.43		$9.56		$9.81
Total Return (b)	(1.28	)% (d)	3.01%	7.42%	12.63%		(0.33)%		(0.15	)% (d)
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$3,559,071		$3,514,175	$829,872	$408,942		$277,788		$126,571
Ratio of expenses to average net assets, before waivers/reimbursement (e)	0.96	% (c)	1.00%	1.04%	0.97%		1.06%		1.11	% (c)
net of waivers/reimbursement (e)	0.96	% (c)	0.99%	0.99%	1.06	% (h)	0.96%		1.11	% (c)
Ratio of net investment income to average net assets (e)(f)	2.09	% (c)	1.44%	0.86%	2.49%		1.93%		4.01	% (c)
Portfolio turnover rate	15	% (d)	148%	278%	302%		402%		7	% (d)

*	Commencement of operations.

**	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Represents the ratio of expenses to average net assets inclusive of advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2018

1.	ORGANIZATION

Navigator Equity Hedged Fund (“Equity Fund”), Navigator Duration Neutral Bond Fund (“Bond Fund”), Navigator Sentry Managed Volatility Fund (“Sentry Fund”) and Navigator Tactical Fixed Income Fund (“Tactical Fund”) are series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005 (the Equity Fund, Bond Fund, Sentry Fund and Tactical Fund are each a “Fund” and collectively the “Funds”). Each Fund is a non-diversified series of the Trust, except the Equity Fund, which is a diversified series. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund offers three classes of shares designated as Class A, Class C and Class I. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.50%, 3.75%, 3.75% and 3.75% for the Equity Fund, Bond Fund, Sentry Fund and Tactical Fund, respectively. Class C and Class I shares are offered at NAV. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The primary investment objective of the Equity Fund, which commenced operations on December 28, 2010, is long-term capital appreciation. The primary investment objective of the Bond Fund, which commenced operations on September 23, 2013, is to maximize total return, which is comprised of income and capital appreciation, while hedging interest rate exposure. The primary investment objective of the Sentry Fund, which commenced operations on March 6, 2014, is to seek negative correlation to the U.S. equity markets, including positive returns in unfavorable equity markets. The primary investment objective of the Tactical Fund, which commenced operations on March 27, 2014, is to seek total return with a secondary goal of current income. Effective October 31, 2018, the Funds have changed their fiscal year-end from September 30 to October 31 for operational efficiencies.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at NAV. Swaps are valued through an independent pricing service or at fair value based upon the daily price reporting based on the underlying index or asset.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2018 for the Funds’ assets and liabilities measured at fair value:

Equity Fund

Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$33,463,367	$—	$—	$33,463,367
Mutual Fund	2,390,538	—	—	2,390,538
Short-Term Investments	1,057,851	—	—	1,057,851
Collateral For Securities Loaned	7,177,053	—	—	7,177,053
Total	$44,088,809	$—	$—	$44,088,809

Bond Fund

Assets**	Level 1	Level 2	Level 3	Total
Closed-End Funds	$5,705,875	$—	$—	$5,705,875
Municipal Bonds & Notes	—	44,062,152	—	44,062,152
Options Purchased	22,656	—	—	22,656
Short-Term Investments	5,814,919	—	—	5,814,919
Collateral for Securities Loaned	16,080	—	—	16,080
Total	$11,559,530	$44,062,152	$—	$55,621,682

Futures Contracts*	$1,069,379	$—	$—	$1,069,379
Total	$1,069,379	$—	$—	$1,069,379

Sentry Fund

Assets**	Level 1	Level 2	Level 3	Total
Call Options Purchased	$—	$2,940,000	$—	$2,940,000
Put Options Purchased	—	4,599,000	—	4,599,000
Short-Term Investments	1,320,644	—	—	1,320,644
Total	$1,320,644	$7,539,000	$—	$8,859,644

Liabilities
Securities Sold Short	$44,928	$—	$—	$44,928
Call Options Written	—	4,437,870	—	4,437,870
Put Options Written	—	2,184,000	—	2,184,000
Total	$44,928	$6,621,870	$—	$6,666,798

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

Tactical Fund

Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$23,372,830	$—	$—	$23,372,830
Mutual Fund	35,836,083	—	—	35,836,083
Corporate Bonds	—	2,214,813,879	—	2,214,813,879
Municipal Bonds & Notes	—	68,283,371	—	68,283,371
U.S. Treasury Notes	—	545,023,225	—	545,023,225
Short-Term Investments	438,218,947	109,779,267	—	547,998,214
Options Purchased	—	1,950	—	1,950
Collateral for Securities Loaned	68,214,705	—	—	68,214,705
Futures Contracts*	7,037	—	—	7,037
Total	$565,649,602	$2,937,901,692	$—	$3,503,551,294

Liabilities	Level 1	Level 2	Level 3	Total
Open Swap Contracts^	$—	$27,995,187	$—	$27,995,187
Total	$—	$27,995,187	$—	$27,995,187

The Funds did not hold any Level 3 securities during the period.

*	Includes cumulative unrealized gain (loss) on futures contracts open at October 31, 2018.

**	Refer to the Portfolio of Investments for industry, geographic, or other classifications.

^	The amounts shown for swaps are unrealized appreciation/depreciation.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying funds that are open-end investment companies are valued at their respective NAVs as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the highest cost method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss which could potentially be unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

Swap Agreements – The Funds are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Funds may hold fixed-rate bonds, the value of which may decrease if interest rates rise, and equities which are subject to equity price risk. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Credit Default Swaps – Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Funds to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Funds had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

ETF, Mutual Fund and Exchange Traded Note (“ETN”) Risk – ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by each Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Futures – The Bond Fund and Tactical Fund are subject to interest rate risk in the normal course of pursuing their investment objectives. To help manage interest rate risk, the Bond Fund and Tactical Fund may enter into futures contracts. Upon entering into a futures contract with a broker, the Bond Fund and Tactical Fund are required to deposit in a segregated account a specified amount of cash or U.S. government securities which are classified as deposits with broker in the accompanying Statements of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Bond Fund and Tactical Fund will receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Bond Fund and Tactical Fund recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Bond Fund and Tactical Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Bond Fund and Tactical Fund’s Portfolios of Investments.

Option Transactions – The Funds are subject to equity price and interest rate risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When a Fund writes put and call options, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolios or to gain inverse exposure to market index. If such a decline occurs, the put

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. Call options are purchased to allow the Funds to enter a futures contract or purchase an exchange- traded note at a specified price. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security, index, or future rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security, index, or future in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of October 31, 2018 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Offsetting of Financial Assets and Derivative Assets and Liabilities –

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by counterparty, the return of collateral with market value in excess of the Funds net liability, held by the defaulting party, may be delayed or denied.

The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. The following tables show additional information regarding derivatives and the offsetting of assets and liabilities at October 31, 2018.

Equity Fund:
Gross Amounts Not Offset in the
Assets:				Statements of Assets & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts	Statement of	Statement of	Financial
	of Recognized	Assets &	Assets &	Instruments	Collateral
Description	Assets	Liabilities	Liabilities	Pledged	Pledged/(Received)	Net Amount
Securities lending	$7,177,053	$—	$7,177,053	$—	$(7,177,053)	$—

Bond Fund:
Gross Amounts Not Offset in the Statement
Assets:				of Assets & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in
	Gross Amounts	Statement of	the Statement	Financial
	of Recognized	Assets &	of Assets &	Instruments	Collateral
Description	Assets	Liabilities	Liabilities	Pledged	Pledged/(Received)	Net Amount
Securities lending	$16,080	$—	$16,080	$—	$(16,080)	$—
Futures contracts	1,069,379	—	1,069,379	—	—	1,069,379
Total	$1,085,459	$—	$1,085,459	$—	$(16,080)	$1,069,379

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

The effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2018.

	Asset Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value

Options/Interest rate risk	Investments in Securities at Value	$22,656
Futures contracts/Interest rate risk	Unrealized Appreciation on Futures Contracts	1,069,379
Total	Total	$1,092,035

The effect of Derivative Instruments on the Statement of Operations for the one month period ended October 31, 2018.

			Change in
			Unrealized
Contract Type/	Location of Gain or (Loss) On	Realized Gain (Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Futures contracts/Interest rate risk	Net realized gain (loss) on futures contracts/Net change in unrealized appreciation (depreciation) on futures contracts	$(210)	$330,281
Options/Interest rate risk	Net realized gain (loss) on options purchased/Net change in unrealized appreciation (depreciation) on options purchased	—	(24,220)
Total		$(210)	$306,061

The effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2018.

			Change in
			Unrealized
Contract Type/	Location of Gain or (Loss) On	Realized Gain (Loss)	Appreciation/(Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Futures contracts/Interest rate risk	Net realized gain (loss) on futures contracts/Net change in unrealized appreciation (depreciation) on futures contracts	$1,075,144	$383,192
Options/Interest rate risk	Net realized gain (loss) on options purchased/Net change in unrealized appreciation (depreciation) on options purchased	(298,441)	(64,062)
Options/Interest rate risk	Net realized gain (loss) on options written/Net change in unrealized appreciation (depreciation) on options written	50,000	—
Total		$826,703	$319,130

Sentry Fund:
Gross Amounts Not Offset in the Statement
Liabilities:				of Assets & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in
	Gross Amounts	Statement of	the Statement	Financial
	of Recognized	Assets &	of Assets &	Instruments	Collateral
Description	Liabilities	Liabilities	Liabilities	Pledged	Pledged/(Received)(1)	Net Amount
Options contracts written	$6,621,870	$—	$6,621,870	$—	$6,621,870	$—
Total	$6,621,870	$—	$6,621,870	$—	$6,621,870	$—

(1)	The amount is limited to the net derivative balance and accordingly does not include excess collateral pledged. Included with deposit with broker on the Statement of Assets and Liabilities.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

The effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2018.

Contract Type/	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Options/Volatility and Equity price risk	Investments in Securities at Value	$7,539,000	Options Contracts Written at Value	$6,621,870
		$7,539,000		$6,621,870

The effect of Derivative Instruments on the Statement of Operations for the one month period ended October 31, 2018.

			Change in Unrealized
			Appreciation
Contract Type/Primary Risk		Realized Gain (Loss) on	/(Depreciation) on
Exposure	Location of Gain or (Loss) on Derivatives	Derivatives	Derivatives
Options/Volatility risk and Equity price risk	Net realized gain (loss) on options purchased/Net change unrealized appreciation/(depreciation on options purchased	$4,193,124	$719,599

Options/Volatility risk and Equity price risk	Net realized gain (loss) on options written / Net change unrealized appreciation/(depreciation on options written	(1,734,076)	(668,261)

Total		$2,459,048	$51,338

The effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2018.

			Change in Unrealized
			Appreciation
Contract Type/Primary Risk		Realized Gain (Loss) on	/(Depreciation) on
Exposure	Location of Gain or (Loss) on Derivatives	Derivatives	Derivatives
Options/Volatility risk and Equity price risk	Net realized gain (loss) on options purchased/Net change unrealized appreciation/ (depreciation on options purchased	$(19,977,938)	$148,255

Options/Volatility risk and Equity price risk	Net realized gain (loss) on options written / Net change unrealized appreciation/ (depreciation on options written	18,481,866	(38,730)

Total		$(1,496,072)	$109,525

Tactical Fund:
				Gross Amounts Not Offset in the Statement
Assets:				of Assets & Liabilities
		Gross
		Amounts
		Offset in the	Net Amounts
		Statement of	Presented in the	Financial
	Gross Amounts of	Assets &	Statement of Assets	Instruments	Collateral
Description	Recognized Assets	Liabilities	& Liabilities	Pledged	Pledged/(Received)(1)	Net Amount
Options Contracts	$1,950	$—	$1,950	$—	$—	$1,950
Securities Lending	68,214,705	—	68,214,705	—	(68,214,705)	—
Futures Contracts	7,037	—	7,037	—	—	7,037
Total	$68,223,692	$—	$68,223,692	$—	$(68,214,705)	$8,987

				Gross Amounts Not Offset in the Statement
Liabilities:				of Assets & Liabilities
		Gross
		Amounts
		Offset in the	Net Amounts
	Gross Amounts of	Statement of	Presented in the	Financial
	Recognized	Assets &	Statement of Assets	Instruments	Collateral
Description	Liabilities	Liabilities	& Liabilities	Pledged	Pledged/(Received)	Net Amount
Swap Contracts	$27,995,187	$—	$27,995,187	$—	$—	$27,995,187

The effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2018.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value

Futures contracts/Interest rate risk	Unrealized Appreciation on Futures Contracts	$7,037		$—
Credit default swaps/Credit risk	Unrealized Depreciation on Swap Contracts	—		20,702,544
Total return swaps/Interest rate risk	Unrealized Depreciation on Swap Contracts	—		7,292,643
Options/Interest rate risk	Investments in Securities as Value	1,950		—
		$8,987		$27,995,187

The effect of Derivative Instruments on the Statement of Operations for the one month period ended October 31, 2018.

			Change in
			Unrealized
Contract Type/	Location of Gain or (Loss) On	Realized Gain (Loss)	Appreciation (Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Credit default swaps/Credit risk	Net realized gain (loss) on swaps contracts/Net change in unrealized appreciation (depreciation) on swaps contracts	$(2,504,144)	$(27,519,998)
Total return swaps/interest rate risk	Net realized gain (loss) on swaps contracts/Net change in unrealized appreciation (depreciation) on swaps contracts	(2,845,621)	(8,618,579)
Futures contracts /Interest rate risk	Net realized gain (loss) on futures contracts/Net change in unrealized appreciation (depreciation) on futures contracts	99,353	(254,675)
Options/Interest rate risk	Net realized gain (loss) on options purchased/Net change in unrealized appreciation (depreciation) on options purchased	—	(15,628)
Total		$(5,250,412)	$(36,408,880)

The effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2018.

			Change in
			Unrealized
Contract Type/	Location of Gain or (Loss) On	Realized Gain (Loss)	Appreciation (Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Credit default swaps/Credit risk	Net realized gain (loss) on swaps contracts/Net change in unrealized appreciation (depreciation) on swaps contracts	$52,920,486	$1,421,974
Total return swaps/interest rate risk	Net realized gain (loss) on swaps contracts/Net change in unrealized appreciation (depreciation) on swaps contracts	18,104,413	(7,218,743)
Futures contracts /Interest rate risk	Net realized gain (loss) on futures contracts/Net change in unrealized appreciation (depreciation) on futures contracts	(4,558,085)	769,066
Options/Interest rate risk	Net realized gain (loss) on options purchased/Net change in unrealized appreciation (depreciation) on options purchased	(50,407)	(17,586)
Total		$66,416,407	$(5,045,289)

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2015 to September 30, 2017, or expected to be taken in the Fund’s September 30 and October 31, 2018 year end tax returns. The Funds have identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Dividends from investment income are declared and paid annually for the Equity Fund and Sentry Fund and declared and paid quarterly for the Bond Fund and Tactical Fund, and are recorded on the ex- dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or NAV per share of the Funds.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Clark Capital Management Group, Inc. serves as the Funds’ investment advisor (the “Advisor”).

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Equity Fund, 0.55% of the average daily net assets of the Bond Fund (previously 1.00% through October 1, 2018) and 0.85% of the average daily net assets of the Sentry Fund and Tactical Fund. For the one month period ended October 31, 2018, the Advisor earned advisory fees of $26,445, $32,974, $11,055, and $2,745,130 for the Equity Fund, Bond Fund, Sentry Fund and Tactical Fund, respectively. For the year ended September 30, 2018, the Advisor earned advisory fees of $324,077, $582,800, $122,263, and $21,340,106 for the Equity Fund, Bond Fund, Sentry Fund and Tactical Fund, respectively.

Pursuant to an exemptive order, the Equity Fund invested a portion of its assets in the Sentry Fund and the Tactical Fund invested a portion of its assets in the Bond Fund. The Advisor has agreed to waive its advisory fee on the portion of the Equity Fund’s and the Tactical Fund’s assets that are invested in the Sentry Fund and Bond Fund, respectively. For the one month period ended October 31, 2018, the Equity Fund and Tactical Fund waived $813 and $25,110, in advisory fees pursuant to this agreement. For the year ended September 30, 2018, the Equity Fund and Tactical Fund waived $13,126 and $292,911, in advisory fees pursuant to this agreement.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit the Funds’ expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) at least until the expiration dates specified below and will not exceed the following levels of the average daily net assets attributable to each class of shares:

Fund	Class A	Class C	Class I	Expiration Date
Equity Fund	1.35%	2.10%	1.10%	1/31/2019
Bond Fund	1.60%	2.35%	1.35%	1/31/2019
Sentry Fund	1.50%	2.25%	1.25%	1/31/2019
Tactical Fund *	-	-	-

*	There is no expense limit since January 29, 2018. Prior to January 29, 2018, the expense limitations were 1.40%, 2.15% and 1.15% for Class A, Class C and Class I, respectively.

Waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation amounts listed above, within three years of when the amounts were waived. During the one month period ended October 31, 2018 the Advisor waived $8,250 and $9,750 in fees from the Equity Fund and Sentry Fund, respectively pursuant to its contractual agreement. During the year ended September 30, 2018 the Advisor waived $76,204, $30, and $113,601 in fees from the Equity Fund, Duration Fund and Sentry Fund, respectively pursuant to its contractual agreement.

The following table shows the remaining waived expenses subject to potential recovery which expire in:

Fund	September 30, 2019	September 30, 2020	September 30, 2021	October 31, 2021	Total
Equity Fund	$34,080	$71,320	$76,204	$8,250	$189,854
Bond Fund	—	2,861	30	—	2,891
Sentry Fund	66,151	113,645	113,601	9,750	303,147

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) for Class A and Class C shares, respectively, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plans, the Funds may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares for such distribution and shareholder service activities. For the one month period ended October 31, 2018, the Equity Fund incurred distribution fees of $178 and $418 for Class A shares and Class C shares, respectively, the Bond Fund incurred distribution fees of $111 and $189 for Class A shares and Class C shares, respectively and the Tactical Fund incurred distribution fees of $7,589 and $9,926 for Class A shares and Class C shares, respectively For the year ended September 30, 2018, the Equity Fund incurred distribution fees of $4,828 and $4,956 for Class A shares and Class C shares, respectively, the Bond Fund incurred distribution fees of $1,902 and $2,322 for Class A shares and Class C shares, respectively, the Sentry Fund incurred distribution fees of $4 for Class A shares, and the Tactical Fund incurred distribution fees of $103,661 and $102,084 for Class A shares and Class C shares, respectively.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the one month period ended October 31, 2018, the Distributor received $941 in underwriting commissions for sales of Class A shares, of which $143 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief

Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the one month period ended October 31, 2018, amounted to $12,768,401 and $14,044,928, respectively, for the Equity Fund, $7,410,601 and $2,069,928, respectively, for the Bond Fund, $0 and $0, respectively, for the Sentry Fund, and $346,672,192 and $356,062,776, respectively, for the Tactical Fund. The cost of purchases and the proceeds from the sale of U.S. Government securities for the one month period ended October 31, 2018 for the Tactical Fund were $64,624,969 and $32,031,250, respectively.

The cost of purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2018, amounted to $201,100,345 and $202,270,511, respectively, for the Equity Fund, $90,637,016 and $74,911,822, respectively, for the Bond Fund, $0 and $0, respectively, for the Sentry Fund, and $4,030,167,338 and $1,885,002,178, respectively, for the Tactical Fund. The cost of purchases and the proceeds from the sale of U.S. Government securities for the year ended September 30, 2018 for the Tactical Fund were $1,338,681,136 and $820,176,724, respectively.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes excluding futures and swaps, and its respective gross unrealized appreciation and depreciation at October 31, 2018, were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
	Tax Cost	Appreciation	Depreciation	(Depreciation)
Equity Hedged Fund	$46,783,158	$73,071	$(2,767,420)	$(2,694,349)
Duration Neutral Bond Fund	56,862,437	43,927	(1,284,682)	(1,240,755)
Sentry Managed Volatility Fund	2,194,683	1	(1,838)	(1,837)
Tactical Fixed Income Fund	3,651,519,833	491,916,996	(531,183,835)	(39,266,839)

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended September 30, 2018 and September 30, 2017 were as follows:

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

There were no distributions paid for the one month period ended October 31, 2018 for any of the Funds.

For the year ended September 30, 2018:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Tax Exempt Income	Total
Equity Hedged Fund	$5,951,460	$151,860	$—	$—	$6,103,320
Duration Neutral Bond Fund	106,416	294,674	—	600,596	1,001,686
Sentry Managed Volatility Fund	—	—	—	—	—
Tactical Fixed Income Fund	111,854,808	—	—	—	111,854,808

For the year ended September 30, 2017:

	Ordinary	Tax-Exempt	Long-Term
	Income	Income	Capital Gains	Tax Exempt Income	Total
Equity Hedged Fund	$395,303	$—	$—	$—	$395,303
Duration Neutral Bond Fund	36,642	906,437	—	—	943,079
Sentry Managed Volatility Fund	—	—	—	—	—
Tactical Fixed Income Fund	33,031,211	—	6,253,463	—	39,284,674

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Appreciation/	Accumulated
	Income	Capital Gains	Forwards	(Depreciation)	Earnings/(Deficits
Navigator Equity Hedged Fund	$105,470	$—	$(1,606,062)	$(2,694,349)	$(4,194,941)
Navigator Duration Neutral Bond Fund	659,198	962,124	—	(1,240,755)	380,567
Navigator Sentry Managed Volatility Fund	—	—	(43,281,459)	(1,837)	(43,283,296)
NLFT - Navigator Tactical Fixed Income Fund	7,758,721	2,127,778	(5,808,545)	(39,266,839)	(35,188,885)

The difference between book basis and tax basis undistributed net investment income, unrealized appreciation/(depreciation) and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales, adjustments for perpetual bonds, and the mark-to-market treatment of open futures and options.

At October 31, 2018, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows

	Non-Expiring
	Short-Term	Long-Term	Total
Equity Hedged Fund	$—	$1,606,062	$1,606,062
Sentry Managed Volatility Fund	25,055,384	18,226,075	43,281,459
Tactical Fixed Income Fund	5,073,444	735,101	5,808,545

Permanent book and tax differences, primarily attributable to net operating losses, resulted in reclassification for the one month period ended October 31, 2018 as follows:

	Paid	Total
	In	Distributable
	Capital	Earnings (Losses)
Navigator Equity Hedged Fund	$(15,329)	$15,329
Navigator Duration Neutral Bond Fund	—	—
Navigator Sentry Managed Volatility Fund	(117,223)	117,223
NLFT - Navigator Tactical Fixed Income Fund	$(2,106,779)	$2,106,779

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

7.	SECURITIES LENDING

The Funds have entered into a securities lending arrangement with The Bank of New York Mellon (the “Lending Agent”). Under the terms of the agreement, the Funds are authorized to loan securities to the Lending Agent. In exchange, the Funds receive cash and “non-cash” or “securities” collateral in the amount of at least 102% of the value of the securities loaned. The value of securities loaned is disclosed in a footnote on the Statements of Assets and Liabilities and on the Portfolios of Investments. Securities lending income is disclosed in the Funds’ Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Lending Agent fails to return them. The Funds’ cash collateral received in securities lending transactions is invested in the Morgan Stanley Institutional Liquidity Funds Government Portfolio, as presented below.

Securities Lending Transactions
Overnight and Continuous
Equity Fund
Morgan Stanley Institutional Liquidity Funds-Government Portfolio	$7,177,053

Duration Fund
Morgan Stanley Institutional Liquidity Funds-Government Portfolio	$16,080

Tactical Fund
Morgan Stanley Institutional Liquidity Funds-Government Portfolio	$68,214,705

8.	INVESTMENT IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or are affiliated through common management. Companies which are affiliates of the Equity Fund and Tactical Fund as of October 31, 2018 are noted in each Fund’s Portfolio of Investments. Transactions during the one month period with affiliated companies were as follows:

Equity Fund

					Change in
Affiliated	Value - Beginning		Sales	Realized Gain /	Unrealized Gain /	Dividend	Value - End of	Ending
Holding	of Period	Purchases	Proceeds	(Loss)	(Loss)	Income	Period	Shares
Sentry Fund	$2,091,721	$—	$—	$—	$298,817	$—	$2,390,538	1,494,086

Tactical Fund

					Change in
Affiliated	Value - Beginning			Realized Gain /	Unrealized Gain /	Dividend	Value - End of	Ending
Holding	of Period	Purchases	Sales Proceeds	(Loss)	(Loss)	Income	Period	Shares
Bond Fund	$36,011,234	$—	$—	$—	$(175,151)	$—	$35,836,083	3,503,038

9.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under section 2(a)(9) of the 1940 Act. As of October 31, 2018, Pershing LLC, accounts holding shares for the benefit of others, held approximately 49.6%, 86.8%, 91.6% and 25.4% of the Equity Fund, Bond Fund, Sentry Fund and Tactical Fund, respectively of the voting securities of the Fund. As of October 31, 2018, National Financial Services LLC, accounts holding shares for the benefit of others, held approximately 25.4% and 61.6% of the Equity Fund and Tactical Fund, respectively of the voting securities of the Fund.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2018

10.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adapted effective with these financial statements.

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Navigator Equity Hedged Fund, Navigator Duration Neutral Bond Fund, Navigator Sentry Managed Volatility Fund, and Navigator Tactical Fixed Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Navigator Equity Hedged Fund, Navigator Duration Neutral Bond Fund, Navigator Sentry Managed Volatility Fund, and Navigator Tactical Fixed Income Fund, each a series of shares of beneficial interest in Northern Lights Fund Trust (the “Funds”), including the portfolios of investments, as of October 31, 2018, and the related statements of operations for the one-month period ended October 31, 2018 and the year ended September 30, 2018, the statements of changes in net assets for the one-month period ended October 31, 2018 and each of the years in the two-year period then ended and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, and the results of their operations for the one-month period ended October 31, 2018 and the year ended September 30, 2018, the changes in net assets for the one-month period ended October 31, 2018 and for each of the years in the two-year period then ended and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

Navigator Equity Hedged Fund	For the one-month period ended October 31, 2018 and for each of the five years in the five-year period ended September 30, 2018

Navigator Duration Neutral Bond Fund	For the one-month period ended October 31, 2018 and for each of the five years in the five-year period ended September 30, 2018

Navigator Sentry Managed Volatility Fund	For the one-month period ended October 31, 2018, for each of the four years in the four-year period ended September 30, 2018 and for the period March 6, 2014 (commencement of operations) through September 30, 2014

Navigator Tactical Fixed Income Fund	For the one-month period ended October 31, 2018, for each of the four years in the four-year period ended September 30, 2018 and for the period March 27, 2014 (commencement of operations) through September 30, 2014

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, counterparties, and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania
December 28, 2018

Navigator Funds
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

10/31/18 – NLFT_v1

Navigator Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (2012- Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of October 31, 2018, the Trust was comprised of 80 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised the Fund’s adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-766-2264.

10/31/18 – NLFT_v1

Navigator Funds
DISCLOSURE OF FUND EXPENSES (Unaudited)
October 31, 2018

As a shareholder of the Funds you incur two types of costs: (1) transaction costs (such as front-end loads) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time beginning May 1, 2018 and held through October 31, 2018.

Actual Expenses: The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes: The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)

	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
Class A	Expense Ratio	5/1/18	10/31/18	Period*	10/31/18	Period*
Navigator Equity Hedged Fund	1.33%	$1,000.00	$955.80	$6.56	$1,018.50	$6.77
Navigator Duration Neutral Bond Fund	1.51%	$1,000.00	$1,001.50	$7.63	$1,017.58	$7.70
Navigator Sentry Managed Volatility Fund	1.50%	$1,000.00	$918.60	$7.25	$1,017.64	$7.63
Navigator Tactical Fixed Income Fund	1.18%	$1,000.00	$1,015.60	$6.00	$1,019.25	$6.01

Class C
Navigator Equity Hedged Fund	2.08%	$1,000.00	$952.00	$10.23	$1,014.72	$10.56
Navigator Duration Neutral Bond Fund	2.26%	$1,000.00	$997.90	$11.40	$1,013.80	$11.49
Navigator Sentry Managed Volatility Fund	2.25%	$1,000.00	$919.50	$10.89	$1,013.86	$11.42
Navigator Tactical Fixed Income Fund	1.93%	$1,000.00	$1,011.90	$9.78	$1,015.48	$9.80

Class I
Navigator Equity Hedged Fund	1.08%	$1,000.00	$956.80	$5.33	$1,019.76	$5.50
Navigator Duration Neutral Bond Fund	1.26%	$1,000.00	$1,003.00	$6.37	$1,018.84	$6.42
Navigator Sentry Managed Volatility Fund	1.25%	$1,000.00	$919.50	$6.05	$1,018.90	$6.36
Navigator Tactical Fixed Income Fund	0.93%	$1,000.00	$1,018.00	$4.73	$1,020.51	$4.74

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period ended October 31, 2018 (184) divided by the number of days in the fiscal year (365).

Navigator Funds
ADVISORY AGREEMENTS (Unaudited)
October 31, 2018

Navigator Equity Hedged Fund, Navigator Duration Neutral Bond Fund, Navigator Sentry Managed Volatility Fund, Navigator Tactical Fixed Income Fund (Adviser – Clark Capital Management Group, Inc.) *

In connection with the regular meeting held on June 26-27, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Clark Capital Management Group, Inc. (“Clark Capital” or “Adviser”) and the Trust, with respect to the Navigator Equity Hedged Fund, Navigator Duration Neutral Bond Fund, Navigator Sentry Managed Volatility Fund, Navigator Tactical Fixed Income Fund (referred to as Navigator Equity, Navigator Duration, Navigator Sentry & Navigator Tactical). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that Clark Capital was founded in 1986 as an independent advisory firm, managed approximately $11.77 billion in assets, provided investment strategies across multiple asset classes and partnered with financial advisers to create portfolios customized to their clients’ financial goals. They reviewed the experience of the key investment personnel, considering their education and noted a veteran investment team with varied financial industry experience. They discussed the adviser’s investment process, noting that it involved the ongoing research of various securities and technical and credit analysis. They discussed the adviser’s risk management process and the adviser’s process for monitoring compliance with the Funds’ investment limitations. They noted that the adviser selected brokers based on a number of qualitative and quantitative factors, and that the adviser’s best execution committee met periodically to review brokers. They further noted that the adviser had reported no material compliance or litigation issues since the Trustees previously considered its advisory contract. The Trustees acknowledged that the adviser had a well-organized corporate infrastructure with access to resources and qualified staff to support the investment team and overall operation. The Trustees concluded that the adviser should continue to provide high quality service to each Navigator Fund and its shareholders.

Performance.

Navigator Duration. The Trustees noted the Fund’s objective and Morningstar category. They observed that the Fund slightly outperformed its Broardridge selected peer group median over the 3-year period while performing equal to it over the 1-year period. They further observed

Navigator Funds
ADVISORY AGREEMENTS (Unaudited)
October 31, 2018

that the Fund underperformed its benchmark and Morningstar category median over the 1-year, 3-year, and since inception periods, while also underperforming its peer group median since inception. The Trustees acknowledged that the Fund’s benchmark was an imperfect comparison because the benchmark itself was not hedged against interest rate moves unlike the Fund’s portfolio. They reasoned that it appeared that the Fund was being managed consistent with its prospectus mandate and considering this and other performance attributes, performance was deemed acceptable.

Navigator Equity. The Trustees discussed the Fund’s objective, Morningstar category and the methodology used by the adviser to manage the Fund. They discussed the hedging technique the adviser applied to the Fund. They observed that over the 1-year period the Fund outperformed its Morningstar category median and Broadridge selected peer group median while underperforming its benchmark. The Trustees noted that recent returns indicated that the Fund experienced improved performance over prior periods, while earlier performance caused the Fund to lag behind each of its comparable metrics over the 3- year, 5-year, and since inception periods. The Trustees concluded that the adviser appeared to be managing the Fund in line with its prospectus, had shown improved performance, and that the adviser’s strategy for the Fund, which exhibited close attention to volatility, should benefit investors if equity markets experience any significant downturns.

Navigator Sentry. The Trustees discussed the Fund’s objective and methodology and types of investments used by the adviser to manage the Fund. They noted that the Fund underperformed its benchmark, Morningstar category median, and Broadridge selected peer group median over the 1-year period. They observed that the Fund had outperformed its benchmark over the 3- year and since inception periods, while underperforming its Morningstar category and peer group medians over the same periods. They reasoned that although it appeared the adviser was following its strategy, it was difficult to evaluate whether the Fund could bring value to shareholders unless faced with a significant and persistent downward move in the equity markets. The Trustees discussed that during February 2018, when equity volatility rose dramatically in the market, the Fund performed as expected and provided appropriate protection for shareholders. They concluded that the adviser had managed the Fund in a manner consistent with its objective, and that the Trustees should allow additional time for the strategy to reveal long term benefits to shareholders.

Navigator Tactical. The Trustees noted the Fund’s Morningstar category and objective, as well as the strategy and investment types the adviser used to manage the Fund. They discussed that over the 1-year period, the Fund had underperformed its benchmark, its Broadridge selected peer group median and its Morningstar category median. The Trustees noted that over the 3-year and since inception periods, the Fund outperformed all comparable metrics. They further noted that the Fund maintained a 5-star rating from Morningstar. They noted that the Fund’s monthly upside and downside capture exhibited a focus on downside protection based on a tactical strategy. Based on these demonstrated results, the Trustees concluded that performance was acceptable.

Fees and Expenses.

Navigator Duration. The Trustees reviewed the advisory fee of 1.00%, noting that the fee was slightly above its Broadridge selected peer group average, higher than the Morningstar category average and median, but equal to the peer group median and well within the range of both

Navigator Funds
ADVISORY AGREEMENTS (Unaudited)
October 31, 2018

comparison groups. The Trustees discussed the Fund’s net expense ratio and noted that it was higher than its Morningstar category median and average, slightly higher than its peer group median and lower than its peer group average. After discussion, the Trustees concluded the fee was not unreasonable.

Navigator Equity. The Trustees noted the Fund’s advisory fee of 0.75% was significantly below the Broadridge selected peer group average and median as well as being significantly lower than its Morningstar category average and median, and lower than the fee it charged for separately managed accounts using a similar strategy (but executed via ETFs). They observed that the Fund’s net expense ratio was lower than its Morningstar category median and average, while being higher than its peer group median and slightly higher than its peer group average. The Trustees agreed that the adviser offered a competitive fee and concluded that the advisory fee was not unreasonable.

Navigator Sentry. The Trustees noted the advisory fee of 0.85% was lower than the Broadridge selected peer group average and median and the Fund’s Morningstar category average and median. They discussed the Fund’s net expense ratio, noting that it was equal to Fund’s Morningstar category median and lower than the category average as well as its peer group median and average. The Trustees agreed that the strategy was unique and sophisticated, particularly for a mutual fund offering, and, the adviser offered a competitive fee. Accordingly, the Trustees concluded that the advisory fee was not unreasonable.

Navigator Tactical. The Trustees noted the advisory fee of 0.85% was higher than the Fund’s Morningstar category average and median as well as being higher than its Broadridge selected peer group median and average. They further noted that the Fund’s advisory fee was well within the range of both comparable metrics. They reviewed fee information for a peer group of funds that the adviser believed was a better comparison group, noting the Fund’s fee was lower than all but one of the peer funds. The Trustees considered the range of fees the adviser charged separate accounts using a similar strategy (but executed via ETFs). They discussed the Fund’s net expense ratio and noted that it was higher than the Fund’s Morningstar category average and median and also slightly higher than its peer group average and median. They noted that the Fund’s net expense ratio was well within the range of both comparable metrics. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale had been reached with respect to the fees paid to the adviser for the advisory services provided to each of the Navigator Funds. They recalled their earlier discussion regarding Navigator Tactical and noted the adviser was reinvesting profits into the Fund through the hiring of additional personnel and the purchasing of additional technology. They also noted the adviser’s willingness to discuss breakpoints for the Fund in the future. They further discussed the adviser’s assertion that economies of scale would likely be reached with respect to each of the other Navigator Funds once each Fund reached a certain asset level, and the adviser’s willingness to discuss breakpoints at such time. After further discussion, the Trustees concluded that with respect to each Navigator Fund, the absence of breakpoints at this time was reasonable and that the possibility of instituting breakpoints would be considered again as each Fund’s assets increased.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser with respect to each Navigator Fund and noted that the adviser had realized a profit with respect to each Fund

Navigator Funds
ADVISORY AGREEMENTS (Unaudited)
October 31, 2018

with the exception of Navigator Sentry. They discussed the impact of the expense limitation agreement (both waivers and recoupment) on the adviser’s revenue. They noted that the adviser’s stated profits with respect to each Fund appeared reasonable in terms of actual dollars and as a percentage of revenue. They considered the adviser’s assertion that it had devoted significant resources and personnel to managing the Funds, and they concluded that, with respect to each Fund, excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the adviser as the Board believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Board concluded that the renewal of the Advisory Agreement was in the best interests of each Navigator Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

Investment Advisor
Clark Capital Management Group, Inc.
1650 Market Street, 53rd Floor
Philadelphia, PA 19103

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-766-2264 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is or will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is or will be available without charge, upon request, by calling 1-877-766-2264.

Investor Information: 1-877-766-2264

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 10-2018 - $ 27,200

FY 9-2018 - $ 56,500

2017 - $ 55,300

(b)	Audit-Related Fees

2018 - None

2017 - None

(c)	Tax Fees

FY 10-2018 - $ 8,800

FY 9-2018 – $ 8,800

2017 – $ 8,800

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2018	2017
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 10-2018 - $ 8,800

FY-9-2018 - $ 8,800

2017 - $ 8,800

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 1/8/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 1/8/19

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Treasurer/Principal Financial Officer

Date 1/8/19